                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        Personnel Group of America
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                    PGA Logo
                         6302 FAIRVIEW ROAD, SUITE 201
                        CHARLOTTE, NORTH CAROLINA 28210

                                                                  April 14, 1999

Dear Shareholder:

     You are cordially invited to attend the 1999 Annual Meeting of Shareholders to be held at The Park Hotel, 2200 Rexford Road, Charlotte, North Carolina, on Thursday, May 20, 1999, at 9:30 a.m., local time.

     The Notice of Annual Meeting of Shareholders and Proxy Statement are attached hereto. Also enclosed herewith is a copy of the Company's 1998 Annual Report to Shareholders. The matters to be acted upon by our shareholders are set forth in the Notice of Annual Meeting and discussed in the Proxy Statement.

     We would appreciate your signing, dating and returning the enclosed proxy card in the envelope provided at your earliest convenience. If you choose to attend the 1999 Annual Meeting, you may revoke your proxy and personally cast your votes.

     We look forward to seeing you at the Annual Meeting.

                                       Sincerely yours,
                                        /s/ EDWARD P. DRUDGE, JR.
                                        Edward P. Drudge, Jr.
                                        Chairman and Chief Executive Officer

                        PERSONNEL GROUP OF AMERICA, INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON MAY 20, 1999
                               ------------------

TO THE SHAREHOLDERS
OF PERSONNEL GROUP OF AMERICA, INC.

     NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Shareholders of Personnel Group of America, Inc., a Delaware corporation (the "Company"), will be held at 9:30 a.m., local time, on May 20, 1999, at The Park Hotel, 2200 Rexford Road, Charlotte, North Carolina, for the following purposes:

          (1) The election of two members to the Company's Board of Directors to serve until the Annual Meeting of Shareholders in 2002 or until their successors are duly elected and qualified;

          (2) The approval of the Company's Amended and Restated Management Incentive Compensation Plan;

          (3) The approval of the continuation of the Company's 1995 Equity Participation Plan;

          (4) The ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent public accountants for 1999; and

          (5) The transaction of such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

     The Board of Directors has fixed the close of business on March 26, 1999, as the record date for determining those shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. A list of those shareholders may be examined at the principal executive office of the Company, 6302 Fairview Road, Suite 201, Charlotte, North Carolina, during the 10-day period preceding the Meeting.

     Whether or not you expect to be present, please sign, date and return the enclosed proxy card in the enclosed pre-addressed envelope as promptly as possible. No postage is required if mailed in the United States.

                                          By Order of the Board of Directors,
                                          /s/ EDWARD P. DRUDGE, JR.
                                          Edward P. Drudge, Jr.
                                          Chairman and Chief Executive Officer

Charlotte, North Carolina
April 14, 1999

ALL SHAREHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. THOSE SHAREHOLDERS WHO ARE UNABLE TO ATTEND ARE URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE ANNUAL MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                      1999 ANNUAL MEETING OF SHAREHOLDERS
                      OF PERSONNEL GROUP OF AMERICA, INC.
                           -------------------------

                                PROXY STATEMENT
                           -------------------------

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Personnel Group of America, Inc., a Delaware corporation ("PGA" or the "Company"), of proxies from the holders of the Company's Common Stock, par value $.01 per share (the "Common Stock"), for use at the 1999 Annual Meeting of Shareholders of the Company to be held at The Park Hotel, 2200 Rexford Road, Charlotte, North Carolina, at 9:30 a.m., local time, on May 20, 1999, or at any adjournments or postponements thereof (the "Annual Meeting"), pursuant to the enclosed Notice of Annual Meeting of Shareholders. The approximate date that this Proxy Statement and the enclosed form of proxy are first being sent or given to holders of Common Stock is April 14, 1999. The Company's principal executive offices are located at 6302 Fairview Road, Suite 201, Charlotte, North Carolina 28210, and its telephone number is (704) 442-5100.

                          INFORMATION CONCERNING PROXY

     The enclosed proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Shareholders have a right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Secretary at Company headquarters a written revocation or duly executed proxy bearing a later date.

     The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Shareholders and the enclosed proxy will be borne by the Company. In addition to the use of mail, employees of the Company may solicit proxies personally and by telephone. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company has retained Corporate Communications, Inc., of Nashville, Tennessee, to aid in the proxy solicitation at an estimated cost of $5,000.

     Except as otherwise noted herein, all share and per share information relating to the Company's Common Stock contained in this Proxy Statement has been adjusted to reflect the two-for-one stock split of the Common Stock effected as a stock dividend on March 30, 1998.

                            PURPOSES OF THE MEETING

     At the Annual Meeting, the Company's shareholders will consider and vote upon the following matters:

          (1) The election of two members to the Company's Board of Directors to serve until the Annual Meeting of Shareholders in 2002 or until their successors are duly elected and qualified;

          (2) The approval of the Company's Amended and Restated Management Incentive Compensation Plan;

          (3) The approval of the continuation of the Company's 1995 Equity Participation Plan;

          (4) The ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent public accountants for 1999; and

          (5) The transaction of such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

     Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted (a) in favor of the election of the two nominees for directors named below, (b) in favor of the proposal to approve the Company's Amended and Restated Management Incentive Compensation Plan, (c) in favor of the proposal to approve the continuation of the Company's 1995 Equity Participation Plan and (d) in favor of the proposal to ratify PricewaterhouseCoopers LLP as the Company's independent public accountants. In the event a shareholder specifies a different choice by means of the enclosed proxy, his or her shares will be voted in accordance with the specification so made.

                OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

     The Board of Directors has set the close of business on March 26, 1999, as the record date (the "Record Date") for determining shareholders of the Company entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 30,037,666 shares of Common Stock issued and outstanding, all of which are entitled to one vote on all matters to be acted upon at the Annual Meeting. Neither the Company's Certificate of Incorporation nor Bylaws provide for cumulative voting rights.

     The representation in person or by proxy of a majority of the issued and outstanding shares of Common Stock entitled to vote will constitute a quorum at the Annual Meeting. Abstentions and shares held by brokers with respect to which voting authority is withheld by beneficial owners ("broker non-votes") will be counted for the purpose of determining the presence or absence of a quorum. Directors of the Company are elected by a plurality vote, and votes may either be cast in favor of nominees or withheld. Withheld votes will be excluded entirely from the vote and will have no effect on the outcome of the election. Approval of the remaining proposals requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote. On any such proposal, an abstention will have the same effect as a negative vote but, because shares held by brokers will not be considered entitled to vote on matters as to which beneficial owners withhold voting authority, a broker non-vote will have no effect on the vote.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of March 26, 1999 (except where otherwise noted), the number and percentage of outstanding shares beneficially owned by each person known by the Company to own beneficially more than 5% of the Company's Common Stock, by each director and nominee for director of the Company, by each person named below in the Summary Compensation Table and by all directors, executive and other corporate officers and Division Presidents of the Company as a group. Except as otherwise indicated, each shareholder named has sole voting and investment power with respect to such shareholder's shares.

                                                           AMOUNT AND NATURE
                                                               OF SHARES           PERCENT OF COMMON
NAME AND ADDRESS* OF BENEFICIAL OWNER                    BENEFICIALLY OWNED(1)     STOCK OUTSTANDING
-------------------------------------                    ---------------------     -----------------
J. & W. Seligman & Co. Incorporated....................        4,171,700(2)              13.9%
  100 Park Avenue
  New York, New York 10017
Dresdner RCM Global Investors LLC......................        3,281,000(2)              10.9%
  Four Embarcadero Center, Suite 3000
  San Francisco, California 94111-4189
Citigroup, Inc.........................................        1,765,786(2)               5.9%
  425 Park Avenue
  New York, New York 10043
Edward P. Drudge, Jr...................................          830,582(3)               2.7%
James C. Hunt..........................................          107,274(4)                **
Ken R. Bramlett, Jr....................................           62,549(5)                **
Kevin P. Egan..........................................           55,174(6)                **
James V. Napier........................................           45,000(6)                **
J. Roger King..........................................           45,000(6)                **
William J. Simione, Jr.................................           35,000(6)                **
Michael H. Barker......................................           29,692                   **
William T. McCarthy....................................               --                   **
All directors, executive and other corporate officers
  and Division Presidents as a group (10 persons)......        1,209,690                  3.9%

---------------

 * Addresses are furnished only for beneficial owners of 5% of the Common Stock ** Less than one percent
(1) Includes the following shares subject to stock options exercisable within 60 days after March 26, 1999: Mr. Drudge -- 774,379; Mr. Hunt -- 100,526; Mr.
    Bramlett -- 52,674; Mr. Egan -- 28,000; Mr. Napier -- 28,000; Mr.
    King -- 28,000; Mr. Simione -- 28,000; Mr. Barker -- 14,346; and directors, executive and other corporate officers and Division Presidents as a group -- 1,055,325.
(2) The amount and nature of the shares beneficially owned are as of December 31, 1998, and are based on the most recent Schedule 13G of each reporting person, or amendment thereto, on file with the Company. Of the total shares reported, J. & W. Seligman & Co. reported shared voting power with respect to 3,628,400 of its shares and shared dispositive power with respect to all of its shares; Dresdner RCM Global Investors reported sole voting power with respect to only 2,251,100 of its shares and Citigroup reported shared voting and shared dispositive power with respect to all of its shares.
(3) Includes 8,700 shares held in the name of Mr. Drudge's spouse.
(4) Includes 1,120 shares held in the names of Mr. Hunt's spouse and children.
(5) Includes 500 shares held in the name of Mr. Bramlett's spouse.
(6) Includes 5,000 restricted shares granted in July 1997 that vest 33 1/3% on each of the first, second and third anniversaries of the grant date. See "Election of Directors -- Director Compensation."

PROPOSAL 1.

                             ELECTION OF DIRECTORS

NOMINEES

     The Company's Certificate of Incorporation and Bylaws provide for seven directors who are divided into three classes. Directors serve for three-year terms or until their successors are duly elected and qualified. Mr. Hunt and Mr. Bramlett were appointed as Class I directors in 1997 to fill vacancies on the Board and to serve as directors until this Annual Meeting of Shareholders. Messrs. Egan and King were re-elected as Class II directors at the Annual Meeting of Shareholders in 1997, and will serve in Class II for a term expiring at the Annual Meeting of Shareholders in 2000, or until their successors have been duly elected and qualified. Messrs. Drudge, Napier and Simione were re-elected as Class III directors at the Annual Meeting of Shareholders in 1998, and will serve in Class III for a term expiring at the Annual Meeting of Shareholders in 2001, or until their successors have been duly elected and qualified. Messrs. Hunt and Bramlett are the sole nominees standing for election at this Annual Meeting and, if elected, will serve in Class I for a term expiring at the Annual Meeting of Shareholders in 2002, or until their successors have been duly elected and qualified.

     The Board of Directors makes nominations for director candidates as permitted by the Company's Bylaws. The Company's Bylaws prescribe the procedure a shareholder must follow to make nominations for director candidates, as described below under "Proposals for 2000 Annual Meeting of Shareholders." The Board of Directors has no reason to believe that any board nominees will refuse to act or be unable to accept election. In the event that a nominee for a directorship is unable to accept election or if any unforeseen contingencies should arise, however, it is intended that proxies will be voted for such other person or persons as may be designated by the Board of Directors, unless it is directed by a proxy to do otherwise.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF MESSRS. HUNT AND BRAMLETT FOR RE-ELECTION AS CLASS I DIRECTORS.

OFFICERS AND DIRECTORS

     The following table sets forth information as to the Company's current executive officers, directors and selected other corporate and divisional officers:

                   NAME                      AGE                    POSITION
                   ----                      ---                    --------
Edward P. Drudge, Jr.......................  60    Chairman of the Board and Chief Executive
                                                     Officer
James C. Hunt..............................  42    Senior Vice President, Chief Financial
                                                     Officer, Treasurer and Director
Ken R. Bramlett, Jr........................  39    Senior Vice President, General Counsel,
                                                     Secretary and Director
Donald Kierson.............................  49    Chief Information Officer
Michael H. Barker..........................  44    President -- Commercial Staffing Division
William T. McCarthy........................  44    President -- Information Technology
                                                     Division
Ann S. Fleming.............................  56    Senior Vice President -- Central
                                                     Operations, Commercial Staffing Division
Jeffrey B. Walker..........................  39    Vice President -- Atlantic Operations,
                                                     Commercial Staffing Division
Cynthia Carlson............................  51    Vice President -- Candidate Sourcing,
                                                     Information Technology Division
Kevin P. Egan (1)(2).......................  55    Director
J. Roger King (1)(2).......................  58    Director
James V. Napier(1)(3)......................  62    Director
William J. Simione, Jr.(2)(3)..............  57    Director

---------------

(1) Member of the Compensation Committee of the Board of Directors.
(2) Member of the Governance Committee of the Board of Directors.
(3) Member of the Audit Committee of the Board of Directors.

     Edward P. Drudge, Jr.: Mr. Drudge has served as the Chairman of the Board and Chief Executive Officer of the Company since the formation of the Company in July 1995. Prior to that time, Mr. Drudge was President of the Personnel Group of America Division of Adia, S.A. a Swiss corporation ("Adia"), and Senior Vice President of Adia Services, Inc., a California corporation and wholly owned subsidiary of Adia ("Adia California"), having joined Adia in April 1989 to start the Personnel Group of America Division. Prior to joining Adia, Mr. Drudge held senior management positions with Manpower Inc., a provider of personnel services, for 16 years, and prior to that, sales and marketing positions with Procter & Gamble.

     James C. Hunt: Mr. Hunt joined the Company as a Senior Vice President in January 1997, and has served as Chief Financial Officer and Treasurer and as a director of the Company since March 1997. Prior to joining the Company, Mr. Hunt spent 18 years with Arthur Andersen LLP, a worldwide accounting and consulting firm, the last six years as a partner.

     Ken R. Bramlett, Jr.: Mr. Bramlett has served as Senior Vice President, General Counsel and Secretary of the Company since October 1996, and as a director of the Company since August 1997. Prior to joining the Company, Mr. Bramlett spent 12 years with Robinson, Bradshaw & Hinson, P.A., a Charlotte, North Carolina law firm, the last six years as a partner. Mr. Bramlett also serves on the board of directors of World Acceptance Corporation, a small loan consumer finance company headquartered in Greenville, South Carolina.

     Donald Kierson: Mr. Kierson has served as Chief Information Officer of the Company since January 1999. From 1988 until December 1998, Mr. Kierson served in various sales and administrative capacities for Richmond-based information technology services provider Broughton Systems, the last year as President. Broughton Systems was acquired by the Company in July 1996.

     Michael H. Barker: Mr. Barker has served as President of the Commercial Staffing Division of the Company since January 1998. Prior to joining the Company, Mr. Barker served as the Chief Operations Officer for the Computer Group Division of IKON Technology Services, a diversified technology company, for three years. Prior to that, Mr. Barker served as a regional Vice President for Control Data, Inc., a systems integration company, for three years.

     William T. McCarthy: Mr. McCarthy has served as President of the Information Technology Division of the Company since September 1998. Prior to joining the Company, Mr. McCarthy served as Vice President of Intelli-Sourcing for Syntel, Inc., a national information technology services firm, from December 1997 to September 1998, and prior to that, spent seven years as Associate Partner/Managing Director with Andersen Consulting, a worldwide consulting firm.

     Ann S. Fleming: Ms. Fleming has served as Senior Vice President -- Central Operations of the Commercial Staffing Division since October 1996 and as President of FirstWord Staffing Services since September 1991. Prior to joining the Company, Ms. Fleming spent nine years in the temporary help business with Manpower, Inc. and Volt Information Services.

     Jeffrey B. Walker: Mr. Walker has served as Vice President -- Atlantic Operations of the Commercial Staffing Division since joining the Company in August 1998. Prior to joining the Company, Mr. Walker served as Director of Corporate Accounts at Olsten Corporation for three years. Prior to that, Mr. Walker served as a Manager of Strategic Planning and Training for L.M. Berry Company, a BellSouth Corporation subsidiary, for 13 years.

     Cynthia Carlson: Ms. Carlson has served as Vice President -- Candidate Outsourcing in the Information Technology Division since joining the Company in January 1999. From January 1998 to December 1998, Ms. Carlson served as Education Division Leader for IKON Technology Services, a diversified technology company. From 1983 to 1997, she served as President of Carlson Compute, a technology training company that was sold to IKON Technology Services in 1997.

     Kevin P. Egan: Mr. Egan has served as a director of the Company since September 1995. Since October 1995, Mr. Egan has been President of Tamarack Holdings, an investment company. From 1983 to September 1995, Mr. Egan served as President and Chief Operating Officer of PrimeNet DataSystems, St. Paul, Minnesota, a provider of database and integrated marketing services. Prior to forming PrimeNet in 1983, Mr. Egan was senior vice president of Manpower Inc. from 1975 to 1983. Mr. Egan also previously held marketing and management positions with the Graphic Services Division of 3M Company and Transamerica Computer Co., London, England.

     J. Roger King: Mr. King has served as a director of the Company since September 1995. Mr. King retired on February 1, 1998, after a 28-year career with PepsiCo, Inc. and its affiliates. Mr. King joined the Frito-Lay Division of PepsiCo in 1969 and served in various personnel and employee relations positions for PepsiCo, including Senior Vice President of Personnel of PepsiCo, from 1984 to 1995. Mr. King served as Senior Vice President of Human Resources of Frito-Lay from June 1995 until his retirement.

     James V. Napier: Mr. Napier has served as a director of the Company since September 1995. Since November 1992, Mr. Napier has been the Chairman of Scientific-Atlanta, Inc., a telecommunications company. Between 1988 and 1992, Mr. Napier served as Chairman and Chief Executive Officer of The Commercial Telephone Group, a telecommunications engineering and design company, and between 1985 and 1986, served as Chief Executive Officer and President of HBO & Company, Inc., a health care information services company. In addition to serving on the boards of directors of the Company and Scientific-Atlanta, Mr. Napier is a director of Engelhard Corporation, Vulcan Materials Company, HBO & Company, Inc., Intelligent Systems Corporation and Westinghouse Air Brake Company.

     William J. Simione, Jr.: Mr. Simione has served as a director of the Company since September 1995. Since October 1996, Mr. Simione has served as Vice Chairman of the Board of Directors and Executive Vice President of Simione Central Holdings, Inc., which provides consulting services and information systems to the home health care industry. He is a member of the Prospective Payment Task Force, a Regulatory Affairs

Subcommittee for the National Association for Home Care, and is one of the Subcommittee's National Reimbursement Consultants.

     During fiscal 1998, the Board of Directors held four regularly scheduled meetings and took certain actions by unanimous written consent. All incumbent directors had perfect attendance at (a) all meetings of the Board of Directors held during 1998 (except that Mr. Simione was unable to attend the December board meeting) and (b) all meetings of Board committees held during 1998 to the extent such directors served on such committees.

     Messrs. Napier and Simione served as members of the Audit Committee of the Board of Directors (the "Audit Committee") during 1998. The Audit Committee meets with appropriate financial and legal personnel and independent public accountants of the Company and reviews the internal controls of the Company and the objectivity of its financial reporting. This Committee makes recommendations to the Board of Directors with respect to the appointment of the independent public accountants to serve as auditors in examining the corporate accounts of the Company. The Company's independent public accountants periodically meet privately with the Audit Committee and have access to the Audit Committee at any time. The Audit Committee met twice during 1998.

     Messrs. Egan, King and Napier served as members of the Compensation Committee of the Board of Directors (the "Compensation Committee") during 1998. The Compensation Committee reviews proposals regarding the establishment or change of benefit plans, salaries and compensation of the executive officers and other employees of the Company, advises management and makes recommendations to the Board of Directors with respect thereto, and administers the Company's 1995 Equity Participation Plan and the Company's Management Incentive Compensation Plan. The Compensation Committee met three times during 1998 and took a number of actions by written consent.

     Messrs. Egan, King and Simione served as members of the Governance Committee of the Board of Directors (the "Governance Committee") during 1998. The Governance Committee provides general oversight of the governance of the Board of Directors, makes recommendations concerning Board size, make-up, structure and compensation and from time to time recommends nominees for the Board and its committees. The Governance Committee met once during 1998.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and executive officers, and persons who beneficially own, within the meaning of Rule 16a-1 under the Exchange Act, more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all
Section 16(a) forms they file. To the Company's knowledge and based solely on a review of the copies of such reports furnished to the Company during the fiscal year ended January 3, 1999, all Section 16(a) filing requirements applicable to its executive officers and directors and any greater than 10% beneficial owners were complied with.

DIRECTOR COMPENSATION

     Each non-employee director currently receives an annual retainer of $10,000, and each such director who chairs a committee also receives an annual retainer of $1,000. In addition, non-employee directors receive meeting fees of $1,000 per board meeting attended and $500 per committee meeting attended, plus reimbursement of expenses. The Company has implemented a deferred compensation plan (the "Deferred Fee Plan") for the non-employee directors under which participating directors may defer any or all of their retainer and meeting fees for specified time periods. The Deferred Fee Plan is non-qualified for tax purposes. Deferred fees under the Deferred Fee Plan earn interest at the prime rate or, at each participating director's option, a return based on the Company's stock price performance over time. Each non-employee director, except for Mr. King, has elected to defer 100% of the retainer and meeting fees to which he otherwise would be entitled in 1999 under the Deferred Fee Plan.

     Each non-employee director also receives, upon joining the Board, an initial option grant to purchase 12,500 shares of Common Stock, an additional option grant to purchase 6,250 shares of Common Stock in each of the succeeding two years, and an annual option grant to purchase 3,000 shares of Common Stock in each year thereafter that such director remains on the Board. All of such options are granted under the Company's 1995 Equity Participation Plan, which requires that the exercise price for options granted under the plan equal the fair market value of the Common Stock on the date of grant. In July 1997, each non-employee director also received a special grant of 5,000 restricted shares of Common Stock. These shares vest in equal installments of 33 1/3% on each of the first, second and third anniversaries of the grant date.

                             EXECUTIVE COMPENSATION

     The following table sets forth compensation information for fiscal 1998, 1997 and 1996 for those persons who were, at January 3, 1999, the Chief Executive Officer, the Company's other executive officers and the Company's Division Presidents:

                           SUMMARY COMPENSATION TABLE

                                                                                 LONG TERM
                                                                               COMPENSATION
                                                                                  AWARDS
                                                                               -------------
                                                                                SECURITIES
                                                                OTHER ANNUAL    UNDERLYING      ALL OTHER
NAME AND PRINCIPAL POSITION                SALARY     BONUS     COMPENSATION   OPTIONS(#)(1)   COMPENSATION
---------------------------               --------   --------   ------------   -------------   ------------
Edward P. Drudge, Jr........     1998     $373,750   $485,825     $    --         117,114(2)     $24,903(3)
  Chairman and Chief             1997      347,942    439,671                     178,916(4)      22,415(5)
  Executive Officer              1996      307,500         --                     543,634(6)      19,559(7)
James C. Hunt...............     1998     $257,100   $198,343     $55,279(8)       68,142(2)(9)   $   --
  Senior Vice President,
  Chief                          1997(10)  234,200    185,890          --         164,680(4)      50,000(5)
  Financial Officer and
  Treasurer
Ken R. Bramlett, Jr.........     1998     $198,722   $148,964     $    --          41,296(9)     $    --
  Senior Vice President,         1997      177,623     57,750                      40,810(4)      50,000(5)
  General Counsel and            1996(11)   43,807         --                      50,364(6)          --
  Secretary
Michael H. Barker...........     1998(12) $200,694   $ 67,503     $48,746(13)      60,346(2)     $ 7,462(3)
  President -- Commercial
  Staffing Division
William T. McCarthy.........     1998(14) $ 80,919   $ 37,500     $    --          78,617        $ 2,352(3)
  President -- Information
  Technology Division

---------------

(1) Except as set forth below, 1996 option grants shown for each of the named officers generally vested 20% on the grant dates of such options, with an additional 20% vesting on each successive anniversary of the grant date, and 1997 and 1998 option grants generally vest 25% on each of the first four anniversaries of the grant dates.
(2) Includes 17,114 options, 6,846 options and 6,846 options granted to Mr. Drudge, Mr. Hunt and Mr. Barker, respectively, on December 31, 1998, in lieu of a portion of their 1998 bonuses. See "Compensation Committee Report on Executive Compensation." These options had an exercise price of $17.53 and were vested 100% on the date of grant.

                                                           (footnotes continued)

 (3) Represents 1998 allocations to the Company's non-qualified profit-sharing plan for the named officers and $500 in employee matching contributions to Mr. Drudge's individual retirement account.
 (4) Includes 78,916 options, 4,680 options and 10,810 options granted to Mr. Drudge, Mr. Hunt and Mr. Bramlett, respectively, on December 31, 1997, in lieu of a portion of their 1997 bonuses. See "Compensation Committee Report on Executive Compensation." These options had an exercise price of $16.03 and were vested 100% on the date of grant.
 (5) Represents 1997 allocations to the Company's non-qualified profit-sharing plan for the named officers and $500 in employee matching contributions to Mr. Drudge's individual retirement account.
 (6) Includes 103,634 options and 10,364 options granted to Mr. Drudge and Mr. Bramlett, respectively, on January 2, 1997, in lieu of their 1996 bonuses. These options had an exercise price of $11.59 and were vested 100% on the date of grant.
 (7) Includes $19,059 in non-qualified profit-sharing allocations for 1996 and $500 in employer matching contributions to Mr. Drudge's individual retirement account.
 (8) Represents reimbursement of country club initiation fees, including gross-up to cover income taxes associated therewith.
 (9) Includes 11,296 options granted to each of Mr. Hunt and Mr. Bramlett on February 17, 1999, in lieu of a 1998 allocation for the named officers under the Company's non-qualified profit-sharing plan. These options were granted at an exercise price of $13.28 and vest 25% on each of the first four anniversaries of the grant date.
(10) Mr. Hunt joined the Company in January 1997.
(11) Mr. Bramlett joined the Company in October 1996.
(12) Mr. Barker joined the Company in January 1998.
(13) Represents reimbursement of moving expenses, including gross-up to cover income taxes associated therewith.
(14) Mr. McCarthy joined the Company in September 1998.

     Option Grants Table. The following table sets forth certain information concerning grants of stock options to the named officers during fiscal 1998:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                           % OF TOTAL
                              INDIVIDUAL GRANTS          OPTIONS GRANTED     EXERCISE                    GRANT DATE
                       NUMBER OF SECURITIES UNDERLYING    TO EMPLOYEES     OR BASE PRICE   EXPIRATION   PRESENT VALUE
NAME                       OPTIONS GRANTED (#)(1)        IN FISCAL YEAR       ($/SH)          DATE        ($)(5)(6)
----                   -------------------------------   ---------------   -------------   ----------   -------------
Edward P. Drudge,
  Jr.................             100,000(2)                   9.5%           $12.25        09/28/08      $530,000
                                   17,114(3)                   1.6             17.53        12/31/08       124,761
James C. Hunt........              50,000(2)                   4.7             12.25        09/28/08       265,000
                                    6,846(3)                     *             17.53        12/31/08        49,907
Ken R. Bramlett,
  Jr.................              30,000(2)                   2.8             12.25        09/28/08       159,000
Michael H. Barker....              30,000(4)                   2.8             16.63        01/19/08       219,000
                                   23,500(2)                   2.2             12.25        09/28/08       124,550
                                    6,846(3)                     *             17.53        12/31/08        49,907
William T. McCarthy..              78,617(2)                   7.4             12.72        09/18/08       433,180

---------------

* Less than 1%
(1) Amounts shown exclude 11,296 options granted to each of Mr. Hunt and Mr. Bramlett on February 17, 1999, in lieu of a 1998 allocation for the named officers under the Company's non-qualified profit-sharing plan. These options were granted at an exercise price of $13.28 and vest 25% on each of the first four anniversaries of the grant date.

                                                           (footnotes continued)

(2) These options are currently 100% unvested, and will vest 25% per year on each anniversary date of grant through 2002.
(3) These options were granted on December 31, 1998, to the named officers, in lieu of a portion of their 1998 bonuses, and were vested 100% on the date of grant.
(4) These options are currently 25% vested, and will continue vesting 25% per year on each anniversary date of grant through 2002.
(5) Calculated in accordance with the Binomial Model for estimating the value of stock options, which estimates the present value of an option based upon assumptions as to future variables such as interest rate and stock price volatility. The Binomial calculations assumed an expected volatility of 40.0%, an interest rate of between 4.25% and 5.63%, depending on the grant date and no dividends. The actual value, if any, realized on the exercise of an option will depend on the excess of the fair market value of the stock over the exercise price on the date the option is exercised, and may be substantially different from the value estimated by the Binomial Model.
(6) As of March 26, 1999, the closing sales price for the Common Stock on the New York Stock Exchange was $6.38. Based upon such price, the current value of each of these options is zero.

     Option Year-End Value Table. The following table sets forth certain information concerning unexercised options held as of the end of fiscal 1998:

                          FISCAL YEAR-END OPTION VALUE

                                 NUMBER OF SECURITIES UNDERLYING      VALUE OF UNEXERCISED IN-THE-MONEY
                                UNEXERCISED OPTIONS AT FY-END (#)        OPTIONS AT FY-END ($)(1)(2)
                                ----------------------------------    ----------------------------------
             NAME               EXERCISABLE          UNEXERCISABLE    EXERCISABLE          UNEXERCISABLE
             ----               -----------          -------------    -----------          -------------
Edward P. Drudge, Jr..........    774,379               422,429       $5,071,933            $2,207,160
James C. Hunt.................    100,526               121,000          506,445               602,835
Ken R. Bramlett, Jr...........     52,674                68,500          228,829               269,563
Michael H. Barker.............      6,846                53,500           35,942                53,295
William T. McCarthy...........         --                78,617               --               375,884

---------------

(1) The fair market value of the Common Stock used for these computations was $17.50, which was the last sales price for the Common Stock on the New York Stock Exchange on December 31, 1998.
(2) As of March 26, 1999, the closing sales price of the Common Stock was $6.38. Based upon such price, none of the options shown is currently in-the-money.

EMPLOYMENT AGREEMENTS

     Edward P. Drudge, Jr. is employed pursuant to the terms of an employment agreement, dated as of September 29, 1995, and amended as of March 1, 1998, which provides for his employment as Chief Executive Officer of the Company until September 30, 2001, subject to automatic renewal for successive one-year periods unless either the Company or Mr. Drudge has given notice of non-renewal six months prior to expiration. The employment agreement currently provides for
(i) an annual base salary of $385,000 (subject to annual adjustment as determined by the Compensation Committee) and (ii) the right to earn bonuses under the Company's Management Incentive Compensation Plan. If Mr. Drudge's employment agreement is terminated by the Company other than for cause or by Mr. Drudge upon a change in terms and conditions of employment or following a change in control of the Company, the Company must pay Mr. Drudge severance equal to 24 months' salary and any unpaid bonus to which he would otherwise have been entitled, and all unvested options to purchase Common Stock then held by Mr. Drudge become immediately exercisable. The employment agreement contains a provision prohibiting Mr. Drudge from competing with the Company or soliciting employees and customers of the Company for a period of two years from the date Mr. Drudge's employment with the Company ceases.

     James C. Hunt is employed pursuant to the terms of an employment agreement, dated as of January 2, 1997, which provides for his employment as Senior Vice President, Chief Financial Officer and Treasurer of the Company until December 31, 1999, subject to automatic renewal for successive one-year periods unless either the Company or Mr. Hunt has given notice of non-renewal six months prior to expiration. The employment agreement currently provides for (i) an annual base salary of $265,000 (subject to annual adjustment as determined by the Compensation Committee) and (ii) the right to earn bonuses under the Company's Management Incentive Compensation Plan. If Mr. Hunt's employment agreement is terminated by the Company other than for cause or by Mr. Hunt upon a change in terms and conditions of employment or following a change in control of the Company, the Company must pay Mr. Hunt severance equal to 24 months' salary and any unpaid bonus to which he would otherwise have been entitled, and all unvested options to purchase Common Stock then held by Mr. Hunt become immediately exercisable. The employment agreement contains a provision prohibiting Mr. Hunt from competing with the Company or soliciting employees and customers of the Company for a period of two years from the date Mr. Hunt's employment with the Company ceases.

     Ken R. Bramlett, Jr. is employed pursuant to the terms of an employment agreement, dated as of October 7, 1996, which provides for his employment as Senior Vice President of the Company until September 30, 1999, subject to automatic renewal for successive one-year periods unless either the Company or Mr. Bramlett has given notice of non-renewal six months prior to expiration. The employment agreement currently provides for (i) an annual base salary of $200,000 (subject to annual adjustment as determined by the Compensation Committee) and (ii) the right to earn bonuses under the Company's Management Incentive Compensation Plan. If Mr. Bramlett's employment agreement is terminated by the Company other than for cause or by Mr. Bramlett upon a change in terms and conditions of employment or following a change in control of the Company, the Company must pay Mr. Bramlett severance equal to 12 months' salary and any unpaid bonus to which he would otherwise have been entitled, and all unvested options to purchase Common Stock then held by Mr. Bramlett become immediately exercisable. The employment agreement contains a provision prohibiting Mr. Bramlett from competing with the Company or soliciting employees and customers of the Company for a period of two years from the date Mr. Bramlett's employment with the Company ceases.

     Michael H. Barker is employed pursuant to the terms of an employment agreement, dated as of January 19, 1998, which provides for his employment as President of the Commercial Staffing Division of the Company until January 18, 2000, subject to automatic renewal for successive one-year periods unless either the Company or Mr. Barker has given notice of non-renewal six months prior to expiration. The employment agreement currently provides for (i) an annual base salary of $214,000 (subject to annual adjustment as determined by the Compensation Committee) and (ii) the right to earn bonuses under the Company's Management Incentive Compensation Plan. If Mr. Barker's employment agreement is terminated by the Company other than for cause or by Mr. Barker upon a change in terms and conditions of employment or following a change in control of the Company, the Company must pay Mr. Barker severance equal to 12 months' salary and any unpaid bonus to which he would otherwise have been entitled, and all unvested options to purchase Common Stock then held by Mr. Barker become immediately exercisable. The employment agreement contains a provision prohibiting Mr. Barker from competing with the Company or soliciting employees and customers of the Company for a period of two years from the date Mr. Barker's employment with the Company ceases.

     William T. McCarthy is employed pursuant to the terms of an employment agreement, dated as of September 18, 1998, which provides for his employment as President of the Information Technology Division of the Company until September 28, 1999, subject to automatic renewal for successive one-year periods unless either the Company or Mr. McCarthy has given notice of non-renewal six months prior to expiration. The employment agreement currently provides for (i) an annual base salary of $300,000 (subject to annual adjustment as determined by the Compensation Committee) and (ii) the right to earn bonuses under the Company's Management Incentive Compensation Plan. If Mr. McCarthy's employment agreement is terminated by the Company other than for cause or by Mr. McCarthy upon a change in terms and conditions of employment or following a change in control of the Company, the Company must pay Mr. McCarthy severance equal to 12 months' salary and any unpaid bonus to which he would otherwise have been entitled, and all unvested options to purchase Common Stock then held by Mr. McCarthy become immediately exercisable. The employment agreement contains a provision prohibiting Mr. McCarthy from competing with the Company for a period of one year from the date Mr. McCarthy's employment with the Company ceases. Additionally, Mr. McCarthy is prohibited from soliciting employees and customers of the Company for a period of two years from the date Mr. McCarthy's employment with the Company ceases.

     Donald Kierson is employed pursuant to the terms of an employment agreement, dated as of January 4, 1999, which provides for his employment as Chief Information Officer of the Company until January 3, 2000, subject to automatic renewal for successive one-year periods unless either the Company or Mr. Kierson has given notice of non-renewal six months prior to expiration. The employment agreement currently provides for (i) an annual base salary of $155,000 (subject to annual adjustment as determined by the Compensation Committee) and (ii) the right to earn bonuses under the Company's Management Incentive Compensation Plan. If Mr. Kierson's employment agreement is terminated by the Company other than for cause or by Mr. Kierson upon a change in terms and conditions of employment or following a change in control of the Company, the Company must pay Mr. Kierson severance equal to 12 months' salary and any unpaid bonus to which he would otherwise have been entitled, and all unvested options to purchase Common Stock then held by Mr. Kierson become immediately exercisable. The employment agreement contains a provision prohibiting Mr. Kierson from competing with the Company or soliciting employees and customers of the Company for a period of two years from the date Mr. Kierson's employment with the Company ceases.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

GENERAL

     It is the Compensation Committee's responsibility to review and recommend to the Board for approval the compensation of the Company's senior officers. The goals of the Company's compensation program for senior officers are to base compensation on the attainment of performance objectives, to establish compensation levels that will enable the Company to attract and retain talented individuals and to motivate them to achieve the Company's business objectives, including increasing shareholder value. To achieve these goals, the Company has established a compensation program consisting of three principal components. The components are base salary, incentive bonus awards and discretionary bonuses in the form of equity-based compensation consisting primarily of qualified (or incentive) and non-qualified stock options. The Company strives to structure its compensation program to enable it to attract, retain and reward qualified senior management whose contributions are critical to the Company's long-term success.

BASE SALARY

     The Company considers the sustained performance of its senior officers in establishing base salaries. Among the factors considered are length of service with the Company, individual performance, scope of responsibilities and successful management of administrative or financial functions or operating subsidiaries or divisions. The assessment of management performance focuses on both qualitative (leadership and management qualities) and quantitative (growth of revenues, operating earnings and earning per share, as well as the containment of expenses) factors.

     The Chief Executive Officer evaluates the overall performance of the other senior officers, including those officers named in the Summary Compensation Table. Financial and business goals and objectives are discussed with key executives and periodic meetings of key executives are held to discuss business strategies, financial and business performance, budgeting matters and strategic planning matters. An executive's overall evaluation is a combination of a qualitative review by fellow executives and the Chief Executive Officer and a review of the extent to which pre-established business and financial objectives have been obtained.

     Base salaries for fiscal 1998 for all officers named in the Summary Compensation Table were determined in accordance with the terms of employment agreements in effect with such executives, as adjusted annually by the Compensation Committee based on the factors mentioned above. The recommendation for a particular base salary adjustment was determined primarily by the Chief Executive Officer, based on the above factors, with no specified weight being given to any particular performance factor, business or financial objective. The recommendations were presented to the Compensation Committee, together with industry data on executive compensation at comparable companies. For fiscal 1998, financial goals established for determining adjustments to base salary were met or exceeded in most cases and, in such cases, appropriate adjustments to base salary were made.

INCENTIVE BONUS AWARDS

     Early in each fiscal year, the Compensation Committee establishes a range of incentive bonus compensation that may be earned as part of each senior officer's annual compensation. For fiscal 1998, incentive bonus compensation for Mr. Drudge, Mr. Hunt and Mr. Bramlett was based on the Company's achievement of pre-established annual earnings per share goals. The Committee believes that the use of earnings per share targets in determining incentive bonus compensation for these individuals is an appropriate way to directly align the interests of the Company's executive officers and shareholders. Incentive bonus compensation in fiscal 1998 for Mr. Barker and Mr. McCarthy, the Company's Division Presidents, was based on the achievement of pre-established annual financial goals relating to increases in the earnings growth before interest and taxes, relative to budget and prior year, of their respective divisions. The financial goals established for fiscal 1998 for the payment of incentive compensation to all of the named officers were met or exceeded in most cases, and bonuses were authorized where appropriate.

     In 1997, the Compensation Committee implemented a program designed to encourage designated senior officers of the Company to take a portion of their annual incentive bonuses in the form of stock options. Under this program, each designated officer may elect, prior to the end of each fiscal year, to receive a set percentage (up to 50%) of his bonus for that year in the form of stock options granted under the Company's 1995 Equity Participation Plan, the number of options being granted in each case to be determined by a formula set by the Committee. The Compensation Committee established this program for two main reasons (in addition to the other factors considered below in the granting of stock options generally). First, distributing stock options to selected senior officers in lieu of cash bonuses enables the Company to conserve cash for investment. Second, paying bonuses in stock options is consistent with one of the Compensation Committee's stated goals of increasing the equity portion of senior officer compensation and Company equity holdings by the senior officers generally.

     For fiscal 1998, the Committee granted 17,114 options, 6,846 options and 6,846 options to Mr. Drudge, Mr. Hunt and Mr. Barker, respectively, in lieu of portions of their 1998 cash bonuses. These options were granted at an exercise price of $17.53 and vested 100% on the date of grant.

DISCRETIONARY BONUS AWARDS/EQUITY BASED COMPENSATION

     One of the Compensation Committee's stated goals as discussed above is to increase the equity portion of senior officers compensation generally. Accordingly, the Company also rewards its senior officers with discretionary compensation awards, generally in the form of incentive stock options and non-qualified stock options granted under the Company's 1995 Equity Participation Plan. Through the granting of stock options, the Company seeks to align the interests of key employees more closely with those of the Company's shareholders by motivating and rewarding actions that lead to long-term value creation for shareholders. In addition, the Company recognizes that stock options are a necessary part of a competitive compensation program, which, as discussed above, is designed to attract and retain qualified executives. Historically, options granted to senior officers (other than options granted in lieu of cash bonuses) have vested over a four-year period in order to encourage executives and other key employees to remain in the employ of the Company and to foster a long-term perspective.

     In fiscal 1998, the Company used incentive stock options to achieve the competitive compensation levels it determined to be necessary for the executive officers named in the Summary Compensation Table. In addition, the Company granted incentive options in fiscal 1998 to all full-time employees that had been with the Company for at least one year prior to the date of grant, consisting of approximately 970 individuals. Most options granted vest over a four-year period and, accordingly, are a form of long-term compensation.

     All options are granted by the Compensation Committee, acting as the stock option committee under the Company's 1995 Equity Participation Plan. In determining the employees to whom options would be awarded and the size of the option awards, the Committee received a recommended list of key employees that was compiled primarily by the Chief Executive Officer, the Division Presidents and the operating company presidents with a view toward a fair and equitable distribution of options among the employee pool.

CHIEF EXECUTIVE OFFICER'S COMPENSATION

     The compensation of Edward P. Drudge, Jr., the Company's Chief Executive Officer, is determined pursuant to the terms of his employment agreement with the Company, as adjusted annually by the Compensation Committee based on the factors described above. See "Executive Compensation -- Employment Agreements." In fiscal 1998, Mr. Drudge's employment agreement provided for a base annual salary, adjusted based on 1997 performance, and an incentive bonus based on 1998 earnings per share growth during the year. Earnings per share from continuing operations rose to $0.96 during 1998, up 35% over 1997 and up 2.1% over the consensus Wall Street estimates for the 1998 Company's earnings per share at the beginning of the year. Because these financial results met or exceeded the financial goals established for determining the payment of incentive compensation, Mr. Drudge was paid $485,825 as a cash bonus. Mr. Drudge was also granted 17,114 stock options under the 1995 Equity Participation Plan on December 31, 1998.

     Also in 1998, the Compensation Committee granted 100,000 stock options to Mr. Drudge on September 28, 1998. The 1998 award was made by the Compensation Committee on the basis of the factors set forth above under the heading "Discretionary Bonus Awards/Equity Based Compensation."

SECTION 162(M) OF THE INTERNAL REVENUE CODE

     It is the Company's policy generally to design the Company's compensation programs to comply with Section 162(m) of the Code, so that total compensation paid to any employee will not exceed $1.0 million in any one year, except for compensation payments in excess of $1.0 million that which qualify as "performance-based." The Company intends to comply with other requirements of the performance-based compensation exclusion under Section 162(m), including option pricing requirements and requirements governing the administration of the 1995 Equity Participation Plan and the Management Incentive Compensation Plan, so that the deductibility of compensation paid to top executives thereunder is not expected to be disallowed.

                                          Compensation Committee:

                                          Kevin P. Egan
                                          J. Roger King
                                          James V. Napier

                          CORPORATE PERFORMANCE GRAPH

     The following graph compares the cumulative total return on the Company's Common Stock from the effective date of the Company's initial public offering, September 25, 1995, through the end of the Company's most recent fiscal year, with the cumulative total return of the S&P 400 Index, and a peer group index selected by the Company (the "Peer Group Index"), consisting of nine public companies that specialize in providing personnel staffing services in the United States. All cumulative returns assume the investment of $100 in each of the Company's Common Stock, the S&P 400 Index and the Peer Group Index on September 25, 1995, and assume the reinvestment of dividends.

                                Personnel
     Measurement Period          Group of                          Peer
   (Fiscal Year Covered)      America, Inc.      S&P 400          Group
9/25/95                                  100           100           100
12/95                                    104           104           108
12/96                                    172           124           141
12/97                                    236           164           177
12/98                                    250           187           155

---------------

* The Peer Group Index consists of the following companies: Interim Services, Inc., Modis Incorporated (formerly AccuStaff), Barrett Business Services, Inc., Robert Half International, Inc., Kelly Services, Inc., Manpower, Inc., Norrell Corporation, Metamor Worldwide, Inc. and Staffmark Corporation.

PROPOSAL 2.

                  APPROVAL OF AMENDED AND RESTATED MANAGEMENT
                          INCENTIVE COMPENSATION PLAN

GENERAL

     On March 25, 1999, the Compensation Committee amended and restated the Company's Management Incentive Compensation Plan, which provides for annual bonuses to eligible employees based on the achievement of pre-established Company performance goals. The shareholders are being asked to approve the Amended and Restated Management Incentive Compensation Plan (the "Incentive Plan") in order to comply with Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Section 162(m) generally disallows a tax deduction to a public company for compensation over $1 million paid to the Company's chief executive officer or four other most highly compensated officers. Qualifying "performance-based" compensation is not subject to the deduction limit if, among other things, it is awarded pursuant to a plan properly disclosed to, and approved by, the shareholders. Up until the Annual Meeting, the Company has relied on a transition rule that temporarily exempts from the Section 162(m) limitations awards under a plan approved by shareholders before the Company went public. Further awards of qualifying compensation under the Incentive Plan are contingent on shareholder approval. Approval of the Incentive Plan requires the affirmative vote of a majority of the outstanding shares present or represented by proxy and entitled to vote at the Annual Meeting.

SUMMARY OF THE INCENTIVE PLAN

     The following summary of the Incentive Plan is qualified in its entirety by the text of the Incentive Plan, a copy of which is attached hereto as Exhibit A.

     The Plan is intended to motivate all Company employees toward higher achievement, to align their goals with those of the Company and its shareholders and to attract and retain highly qualified employees. All employees of the Company are eligible to participate. Participants will be selected annually by the committee that administers the plan (the "Plan Committee"). The Compensation Committee currently acts as the Plan Committee. Participants must be selected within the first 90 days of the fiscal year or such longer period as may then be permitted by Section 162(m) (the "Selection Period"). The Plan Committee may consider any and all relevant factors in selecting participants, including the individual's functions, responsibilities, value of services provided and past and potential contributions to the Company's profitability and sound growth.

     Participants may receive a bonus under the Incentive Plan based on the attainment of Company performance objectives established during the Selection Period by the Plan Committee and related to one or more of the following Company business criteria: pre-tax income, operating income, cash flow, earnings per share, return on equity, return on invested capital or assets, cost reductions and savings, return on revenues, collections of accounts receivable or productivity. The Plan Committee will establish a bonus matrix during the Selection Period that determines the level of each participant's award based on the degree to which the performance goals are achieved.

     Participants have the right under the Incentive Plan to elect to receive up to 50% of their annual bonus award entitlement in fully vested stock options rather than cash. Such elections must be made no later than the last business day of the fiscal year to which the award relates and may specify any percentage, up to 50% of the bonus award, that the participant wishes to receive in stock options. The Plan Committee will calculate the amount of any option election awards by performing a Black-Scholes option pricing or using a similar valuation method.

     The options will be issued at an exercise price equal to 100% of fair market value on the date of grant, which is the last business day of the fiscal year for which the bonus is otherwise payable. The cash portion of all awards will be payable on or before March 1 of the year following the year in which the bonus is earned. Payment of any bonus is contingent on the employee's continued employment through the last day of the bonus performance period, but the Plan Committee has the discretion to make exceptions to this requirement in the case or retirement, death or disability.

     No bonuses may be paid to a person who is a "covered employee" within the meaning of Section 162(m) (a "Section 162(m) Employee") until the Plan Committee certifies in writing that the performance standards have been met. The Plan Committee has discretion to reduce, but not to increase, the bonus payable to a
Section 162(m) Employee. The Incentive Plan imposes additional administrative requirements on the Plan Committee designed to comply with Section 162(m), but the Plan Committee has discretion whether to apply such requirements to employees other than Section 162(m) Employees.

     The maximum bonus award that is payable to any participant for any annual bonus period may not exceed the lesser of 250% of the participant's base salary for the bonus period or $1,250,000. The original limitations established in 1995 when the Incentive Plan was initially adopted were 100% of base salary or $500,000. The Compensation Committee and the Board of Directors believe that this increase in the maximum individual award is necessary and appropriate to reflect both the Company's growth since its initial public offering and the growth in potential bonus compensation levels of the Company's executive officers, particularly Edward P. Drudge, Jr.

     The Company reserves the right to amend or terminate the Incentive Plan at any time in its sole discretion, and amendments will require shareholder approval only to the extent required by applicable laws, regulations or stock exchange requirements.

     All stock options elected in lieu of cash bonuses may be incentive stock options ("ISOs") or non-qualified stock options under the Code ("NQSOs"). Certain federal income tax consequences with respect to ISOs and NQSOs are described below under "Approval of Continuation of 1995 Equity Participation Plan - Federal Income Tax Consequences."

SCOPE OF AMENDMENTS

     In addition to certain administrative changes, including those directed at complying with Section 162(m), the amendments to the Incentive Plan are designed primarily to (i) provide that all employees of the Company are eligible to participate, (ii) add the provisions and mechanics described above relating to participants' ability to receive up to 50% of their bonus award in stock options in lieu of cash and (iii) increase the maximum bonus award payable to any individual under the Incentive Plan, as described above.

PLAN BENEFITS TABLE

     The following table sets forth certain information concerning awards during the fiscal year ended January 3, 1999, under the Incentive Plan and the Company's 1995 Equity Participation Plan (which, as described under the following proposal, is also being submitted for shareholder approval in order to comply with Section 162(m)), to (i) each officer of the Company named in the Summary Compensation Table, (ii) all current executive and other corporate officers and Division Presidents as a group and (iii) all employees as a group, other than current executive and other corporate officers and Division Presidents.

                                 PLAN BENEFITS
                UNDER THE MANAGEMENT INCENTIVE COMPENSATION PLAN
                       AND 1995 EQUITY PARTICIPATION PLAN

                                                                                         1995 EQUITY
                                                         INCENTIVE PLAN               PARTICIPATION PLAN
                                                ---------------------------------   ----------------------
                                                                       SECURITIES               SECURITIES
                                                                       UNDERLYING    DOLLAR     UNDERLYING
                                                  DOLLAR VALUE(1)      OPTIONS(2)   VALUE (1)   OPTIONS(3)
                                                  ------------------   ----------   ---------   ----------
                                                CASH BONUS   OPTIONS
                                                ----------   -------
Edward P. Drudge, Jr..........................   $485,825      $0        17,114        $0        100,000
  Chairman and Chief Executive Officer
James C. Hunt.................................   $198,343      $0         6,846        $0         50,000
  Senior Vice President, Chief Financial
     Officer and
  Treasurer
Ken R. Bramlett, Jr...........................   $148,964      --            --        $0         30,000
  Senior Vice President, General Counsel and
  Secretary
Michael H. Barker.............................   $ 67,503      $0         6,846        $0         53,500(4)
  President -- Commercial Staffing Division
William T. McCarthy...........................   $ 37,500      --            --        $0         78,617
  President -- Information Technology Division
All executive and other corporate officers and
  Division Presidents as a group (6
  persons)....................................   $938,135      $0        30,806        $0        312,117
All employees as a group, other than executive
  and other corporate officers and Division
  Presidents (974 persons)....................   $      0      $0             0        $0        838,493

---------------

(1) Dollar value of all option grants is currently zero, based on the difference between exercise prices of such stock options and $6.38, the closing price of the Company's Common Stock on March 26, 1999.
(2) All options shown, which have been elected by the participant in lieu of cash bonus, were 100% vested on the date of grant.
(3) Except as otherwise set forth in footnote 4 below, all these options are currently unvested, and will vest 25% on each anniversary date of grant through 2002.
(4) Of these options, 30,000 are currently 25% vested, and will continue vesting 25% per year on each anniversary date of grant through 2002.

     The proposed text of the Incentive Plan is set forth in its entirety as Exhibit A attached hereto.

     FOR THE REASONS SET FORTH ABOVE, THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE INCENTIVE PLAN.

PROPOSAL 3.

                    APPROVAL OF CONTINUATION OF 1995 EQUITY
                               PARTICIPATION PLAN

GENERAL

     The shareholders are being asked to approve the continuation of the Company's 1995 Equity Participation Plan (the "1995 Plan") in order to comply with Section 162(m) of the Code. Section 162(m) of the Code generally disallows a tax deduction to a public company for compensation over $1 million paid to its chief executive officer or four other most highly compensated officers. Qualifying "performance-based" compensation is not subject to the deduction limit if, among other things, it is awarded pursuant to a plan properly disclosed to and approved by, the shareholders. In particular, stock options, the only type of award made to date under the 1995 Plan, will satisfy the performance-based exception if the awards are made by a qualifying compensation committee, the plan sets the maximum number of shares that can be granted to any particular employee within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e. the option exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date). Up until the Annual Meeting, the Company has relied on a transition rule that temporarily exempts from the
Section 162(m) limits awards under a plan that was approved by the shareholders before the Company went public. Further awards of qualifying compensation under the 1995 Plan are contingent on shareholder approval. Approval of the continuation of the 1995 Plan requires the affirmative vote of a majority of the outstanding shares present or represented by proxy and entitled to vote at the Annual Meeting.

SUMMARY OF THE 1995 PLAN

     The following summary of the 1995 Plan is qualified in its entirety by the text of the 1995 Plan, a copy of which may be obtained, without charge, by written request to the Company, 6302 Fairview Road, Suite 201, Charlotte, North Carolina 28210, Attention: Corporate Secretary.

     The 1995 Plan, which authorizes the grant of stock options, restricted stock and other equity based awards, was adopted and approved by the Company's shareholder prior to the Company's initial public offering in September 1995 to attract and retain officers, key employees, consultants and directors. In 1995, an aggregate of 1,200,000 shares of Common Stock were reserved for issuance under the 1995 Plan. In 1997, the Company's public shareholders approved an amendment to increase the number of shares reserved for issuance under the 1995 Plan to 15% of the Company's issued and outstanding Common Stock from time to time. Based on the number of shares of Common Stock outstanding at March 26, 1999, an aggregate of 4,505,650 shares are reserved for issuance under the 1995 Plan, and options with respect to 3,075,018 of such reserved shares are issued and outstanding. The maximum number of shares that may be subject to options or stock appreciation rights ("SARs") granted under the 1995 Plan to any individual in any calendar year may not exceed 200,000.

     The Compensation Committee generally administers the 1995 Plan and determines the persons to whom awards will be granted. Approximately 1,200 officers, employees, non-employee directors and consultants are eligible to participate in the 1995 Plan. Options, SARs, restricted stock and other awards under the 1995 Plan may be granted to such individuals as determined by the Compensation Committee; provided, however, that the Board, acting as a majority, generally administers the 1995 Plan with respect to options granted to outside directors.

     The terms of each award generally will be set forth in a separate agreement with the participant. In addition, non-employee directors (including the directors who administer the plan) are eligible to receive non-discretionary grants of non-qualified stock options ("NQSOs") under the 1995 Plan pursuant to the formula as described above under "Election of Directors -- Director Compensation." NQSOs may be granted to an employee or consultant for any term specified by the Compensation Committee and will provide for the right to purchase Common Stock at a specified price which, except with respect to NQSOs intended to qualify as performance-based compensation under Section 162(m), may be less than fair market value on the date of grant (but not less than par value), and may become exercisable (in the discretion of the Compensation Committee) in one or more installments after the grant date. Of the NQSOs granted to non-employee directors, 100% are fully vested and exercisable upon grant, and the term of each such option shall be 10 years, subject to expiration 90 days after the director ceases to serve as a director, except upon the director's retirement in accordance with any Company retirement policy applicable to directors. Incentive stock options may be granted only to employees and, if granted, will be designed to comply with the provisions of the Code and will be subject to restrictions contained in the Code, including a required exercise price equal to at least 100% of fair market value of Common Stock on the grant date and a 10-year restriction on their term, but may be subsequently modified to disqualify them from treatment as an incentive stock option. SARs may be granted to employees and consultants and may be granted in connection and simultaneously with the grant of an option, with respect to a previously granted option or independent of an option. Participants may receive dividend equivalents representing the value of the dividends per share paid by the Company, calculated with reference to the number of shares covered by the stock options, SARs or performance awards held by the participant. Performance awards may be granted by the Compensation Committee to employees and consultants and may include bonus or "phantom" stock awards that provide for payments based upon increases in the price of the Company's Common Stock over a predetermined period. Restricted stock may be sold to employees and consultants at various prices (but not below par value) and made subject to such restrictions as may be determined by the Compensation Committee. Deferred stock may be awarded to employees and consultants, typically without payment of consideration, but subject to vesting conditions based on continued employment or on performance criteria established by the Compensation Committee. Whereas purchasers of restricted stock will have voting rights and will receive dividends prior to the time when the restrictions lapse, recipients of deferred stock generally will have no voting or dividend rights prior to the time when vesting conditions are satisfied. Stock awards, including the number of shares or units awarded, shall be determined by the Compensation Committee and may be based upon the fair market value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria.

     The exercise or purchase price for all options, SARs, restricted stock and other rights to acquire Common Stock, together with any applicable tax required to be withheld, may be paid in cash or at the discretion of the Compensation Committee (or the Board, in the case of NQSOs granted to non-employee directors), in shares of Common Stock owned by the optionee (or issuable upon exercise of the option) or in other lawful consideration, including services rendered.

     The dates on which options or other awards under the 1995 Plan first become exercisable and on which they expire will be set forth in individual stock options or other agreements setting forth the terms of the awards. Such agreements generally will provide that options and other awards expire within 90 days after the termination of the optionee's status as an employee or consultant, although the Committee may provide that such options continue to be exercisable following a termination without cause, or following a change in control of the Company, or because of the grantee's retirement, death, disability or otherwise. Similarly, restricted stock granted under the 1995 Plan which has not vested generally will be subject to repurchase by the Company in the event of the grantee's termination of employment or consultancy, although the Committee may make exceptions, based on the reason for termination or on other factors, in the terms of an individual restricted stock agreement.

     No restricted stock, deferred stock, option, SAR or other right to acquire Common Stock granted under the 1995 Plan may be assigned or transferred by the grantee, except by will or the laws of intestate succession, although such shares or the shares underlying such rights may be transferred if all applicable restrictions have lapsed. During the lifetime of the holder of any option or right, the option or right may be exercised only by the holder.

     The shares subject to stock options, SARs or other awards which have terminated or lapsed unexercised or which have been canceled upon grant of a new option, SAR or other award, and shares which are withheld by the Company upon the exercise of stock options or other awards in payment of the exercise price thereof, will continue to be available for issuance under the 1995 Plan.

     The Compensation Committee has the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, the right to exercise any option or other award granted under the 1995 Plan other than NQSOs granted to non-employee directors.

     All amendments of the 1995 Plan to increase the number of shares as to which options, SARs, restricted stock and other awards may be granted (except for adjustments resulting from stock splits and the like) require the approval of the Company's shareholders. The 1995 Plan generally may be amended, modified, suspended or terminated by the Compensation Committee, unless such action would otherwise require shareholder approval as a matter of applicable law, regulation or rule. Amendments of the 1995 Plan will not, without the consent of the participant, affect such person's rights under an award previously granted, unless the award itself otherwise expressly so provides. The 1995 Plan terminates 10 years from the date it was initially adopted by the Company's Board of Directors.

FEDERAL INCOME TAX CONSEQUENCES

     Certain tax consequences of the 1995 Plan under current federal law are summarized in the following discussion, which deals with the general tax principles applicable to the 1995 Plan and is intended for general information only. Alternative minimum tax and state and local income taxes are not discussed, and may vary depending on individual circumstances and from locality to locality.

     For federal income tax purposes, the recipient of NQSOs granted under the 1995 Plan will not have taxable income upon the grant of the option, nor will the Company then be entitled to any deduction. Generally, upon exercise of NQSOs the optionee will realize ordinary income, and the Company will be entitled to a deduction, in an amount equal to the difference between the option exercise price and the fair market value of the stock at the date of exercise. An optionee's basis for the stock for purposes of determining his gain or loss on his subsequent disposition of the shares generally will be the fair market value of the stock on the date of exercise of the NQSO. There is no taxable income to an employee when an incentive stock option ("ISO") is granted to him or when that option is exercised; however, the amount by which the fair market value of the shares at the time of exercise exceeds the option price will be an "item of tax preference" for the optionee. Gain realized by an optionee upon sale of stock issued on exercise of an ISO is taxable at capital gains rates, and no tax deduction is available to the Company, unless the optionee disposes of the shares within two years after the date of grant of the option or within one year of the date the shares were transferred to the optionee. In such event the difference between the option exercise price and the fair market value of the shares on the date of the option's exercise will be taxed at ordinary income rates, and the Company will be entitled to a deduction to the extent the employee must recognize ordinary income. An ISO exercised more than three months after an optionee's retirement from employment, other than by reason of death or disability, will be taxed as an NQSO, with the optionee deemed to have received income upon such exercise taxable at ordinary income rates. The Company will be entitled to a tax deduction equal to the ordinary income, if any, realized by the optionee. No taxable income is realized upon the receipt of an SAR, but upon exercise of the SAR the fair market value of the shares (or cash in lieu of shares) received must be treated as compensation taxable as ordinary income to the recipient in the year of such exercise. The Company will be entitled to a deduction for compensation paid in the same amount which the recipient realized as ordinary income. An employee or consultant to whom restricted or deferred stock is issued will not have taxable income upon issuance and the Company will not then be entitled to a deduction, unless, in the case of restricted stock, an election is made under Section 83(b) of the Code. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to repurchase by the Company, the employee will realize ordinary income and the Company will be entitled to a deduction in an amount equal to the fair market value of the shares at the date such restrictions lapse, less the purchase price therefor. Similarly, when deferred stock vests and is issued to the employee or consultant, the employee or consultant will realize ordinary income and the Company will be entitled to a deduction in an amount equal to the fair market value of the shares at the date of issuance. If an election is made under
Section 83(b) with respect to restricted stock, the employee will realize ordinary income at the date of issuance equal to the difference between the fair market value of the shares at that date less the purchase price therefor and the Company will be entitled to a deduction in the same amount. The Code does not permit a Section 83(b) election to be made with respect to deferred stock.

     Certain information concerning grants under the 1995 Plan during the Company's last fiscal year is disclosed above under "Approval of the Amended and Restated Management Incentive Compensation Plan - Plan Benefits Table."

     FOR THE REASONS SET FORTH ABOVE, THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE CONTINUATION OF THE 1995 PLAN.

PROPOSAL 4.

          RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors, on the recommendation of the Company's Audit Committee, has selected PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as the Company's independent public accountants for the year ending January 2, 2000. One or more representatives of PricewaterhouseCoopers will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from shareholders. The Company has been advised by PricewaterhouseCoopers that the firm did not have any direct financial interest or any material interest in the Company and its subsidiaries during the Company's most recent fiscal year.

     Approval of the proposal to ratify the selection of PricewaterhouseCoopers requires the affirmative vote of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote. Should the shareholders vote negatively, the Board of Directors will consider a change in independent public accountants for the next fiscal year.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING JANUARY 2, 1999.

     The Company previously disclosed the following information in a Current Report on Form 8-K filed March 21, 1997 (the "Report"):

     As a result of hiring a new Chief Financial Officer, Mr. James C. Hunt, who has a family relationship with a partner in the Greensboro, North Carolina office of Arthur Andersen LLP ("Arthur Andersen"), which had served as the Company's independent public accountants since 1995, the Company received a letter from Arthur Andersen dated March 17, 1997, indicating that it would decline to stand for reappointment as the Company's independent public accountants for fiscal year 1997.

     The reports of Arthur Andersen on the Company's financial statements for the fiscal years ended December 31, 1995, and December 29, 1996, contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     In connection with the audits of the Company's financial statements for each of the fiscal years ended December 31, 1995, and December 28, 1996, and in the subsequent interim period, there were no disagreements with Arthur Andersen on matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of Arthur Andersen, would have caused Arthur Andersen to make reference to such matter in its report.

     The Company furnished Arthur Andersen with a copy of the foregoing disclosure and in response thereto, Arthur Andersen furnished the Company with a letter dated March 21, 1997, addressed to the Securities and Exchange Commission, indicating no disagreement with the foregoing statements.

     The Report also stated that the Company's Board of Directors, upon the recommendation of the Audit Committee, engaged Pricewaterhouse LLP as of March 17, 1997, as the Company's independent public accountants for its fiscal year ending December 28, 1997.

               PROPOSALS FOR 2000 ANNUAL MEETING OF SHAREHOLDERS

     Shareholders who intend to present proposals for consideration at next year's annual meeting are advised that any such proposal must be received by the Secretary of the Company by no later than the close of business on December 16, 1999, if such proposal is to be considered for inclusion in the proxy statement and proxy appointment form relating to that meeting. Only persons who have held beneficially or of record at least $2,000 in market value, or 1% of the outstanding Common Stock, for at least one year on the date the proposal is submitted and who continue in such capacity through the meeting date are eligible to submit proposals to be considered for inclusion in the Company's proxy statement. In addition, the Company's bylaws prescribe procedures a shareholder must follow to make nominations for director candidates or propose any other business to be considered at an annual meeting. Shareholder nominations for director candidates or other proper shareholder business will be considered at an annual meeting or a special meeting of shareholders if the shareholder (who must be, at the time of delivery of notice, a shareholder of record) delivers to the Secretary of the Company a timely notice setting forth the information specified in Section 14 of Article II of the Company's Bylaws. In the case of an annual meeting, such notice shall be considered timely if delivered not earlier than the close of business on the 90th day, nor later than the close of business on the 60th day, prior to the first anniversary of the preceding year's annual meeting. If, however, the annual meeting date is more than 30 days before or 60 days after the anniversary date of the preceding year's annual meeting, the notice will be considered timely if delivered not earlier than the close of business on the 90th day prior to such meeting nor later than the close of business on the later of (i) the 60th day prior to such meeting or (ii) the 10th day following the day on which the public announcement of the date of such meeting is first made by the Company. In the case of a special meeting, such notice shall be considered timely if delivered not earlier than the close of business on the 90th day prior to such meeting nor later than the close of business on the later of (i) the 60th day prior to such meeting or
(ii) the 10th day following the day on which public announcement is first made of the special meeting date and the nominees proposed by the Board of Directors. Any shareholder desiring a copy of the Company's Bylaws will be furnished one without charge upon written request to the Secretary.

                                 OTHER BUSINESS

     The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

                                                                       EXHIBIT A

                        PERSONNEL GROUP OF AMERICA, INC.
                              AMENDED AND RESTATED
                     MANAGEMENT INCENTIVE COMPENSATION PLAN

1. PURPOSE AND DESIGN

     This Management Incentive Compensation Plan (the "Plan") is intended to provide an incentive for superior work and to motivate all employees of Personnel Group of America, Inc. ("PGA," and together with its subsidiaries, "the Company") and its subsidiaries toward even higher achievement and business results, to tie their goals and interests to those of the Company and its stockholders and to enable the Company to attract and retain highly qualified employees. The Plan is designed to ensure that the bonuses paid hereunder to
Section 162(m) Employees (as defined below) are deductible without limit under
Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder (the "Code").

2. ELIGIBLE EMPLOYEES

     The Plan Committee (as defined below) shall determine and designate, from time to time, from among all employees of the Company (the "Eligible Employees") those persons who may receive bonuses under the Plan, and thereby become participants in the Plan ("Participants"). Certain of such Participants who are or may be "covered employees" as defined in Section 162(m)(3) of the Code may be designated as "Section 162(m) Employees," and those Participants who are not
Section 162(m) Employees shall hereinafter be referred to as "Non-Section 162(m) Employees." In making these selections, the Plan Committee shall consider any and all factors it deems relevant, including the individual's functions, responsibilities, value of services to the Company and past and potential contributions to the Company's profitability and sound growth.

3. THE PLAN COMMITTEE

     The "Plan Committee" shall consist of one or more persons who are appointed by the Board of Directors of PGA to administer all or portions of the Plan. The Plan Committee shall have the sole discretion and authority to administer and interpret the Plan.

4. BONUSES

     (a) An Eligible Employee may receive a bonus payment hereunder based upon the attainment of performance objectives established by the Plan Committee and related to one or more of the following corporate business criteria: pre-tax income, operating income, cash flow, earnings per share, return on equity, return on invested capital or assets, cost reductions and savings, return on revenues, collections of accounts receivable or productivity. Within the first 90 days of each fiscal year (or, if longer, within the maximum period allowed under Section 162(m) of the Code), the Plan Committee shall select the Participants for such fiscal year. Designation of an Eligible Employee as a Participant for a fiscal year shall not, however, in any manner entitle such Participant to receive a bonus award under the Plan for such fiscal year. The entitlement of any Participant to payment of a bonus award for such fiscal year shall be decided solely in accordance with the provisions of this Plan. All of the bonus awards issued under the Plan to Section 162(m) Employees are intended to qualify as "performance-based compensation" under Section 162(m) of the Code.

     (b) Within the first 90 days of each fiscal year (or, if longer, within the maximum period allowed under Section 162(m) of the Code), the Plan Committee shall calculate each Participant's base salary for the fiscal year then beginning. The base salary for any fiscal year shall be the Participant's base salary as of the first day of such fiscal year. Once the base salary is determined for any fiscal year, the base salary will not change for that fiscal year.

     (c) Within the first 90 days of each fiscal year (or, if longer, within the maximum period allowed under Section 162(m) of the Code), the Plan Committee shall establish in writing for such fiscal year:

          (i) the specific performance goals for such fiscal year for each Participant, and

          (ii) a bonus matrix detailing the bonus award for each Participant in this Plan if the performance goals for such individual are attained. The amount of a Participant's bonus award for any fiscal year will be calculated from the bonus formula for such fiscal year, which bonus formula shall be the product of the Participant's base salary and the percentage derived from the bonus matrix.

     (d) The form of bonus awards shall be determined as follows:

          (i) Each Participant in the Plan shall have the right to elect to receive up to fifty (50%) percent of the Participant's bonus award for a fiscal year in fully vested stock options in lieu of cash. Such election must be made by notice to the Company given by no later than the last business day of the fiscal year to which such award relates. Such notice shall set forth the percentage of the Participant's bonus award the Participant elects to receive in fully vested stock options, and such notice shall be binding on the Participant and irrevocable after the date given. Bonus awards elected by a Participant to be paid in stock options shall be paid as follows. The percentage specified in the notice referred to above shall be converted into a number of fully vested stock options using the Black-Scholes option pricing method or a derivative thereof as calculated by the Plan Committee, with each calculation being done as of the last business day of the fiscal year for which such bonus award is otherwise payable. The Company will issue that number of fully vested stock options to the Participant. All stock options issued hereunder will be granted under the Company's 1995 Equity Participation Plan, and will be granted thereunder as of the last business day of the fiscal year for which such bonus award is otherwise payable.

          (ii) The portion of a Participant's bonus award not paid in stock options pursuant to clause (i) above shall be paid in cash on or prior to March 1 in the year succeeding the fiscal year for which such bonus award is payable.

     (e) No bonuses shall be paid to Section 162(m) Employees under the Plan unless and until the Plan Committee makes a certification in writing with respect to the attainment of the objective performance standards as required by Code Section 162(m). Although the Plan Committee may in its sole discretion reduce the bonus payable to a Section 162(m) Employee, the Plan Committee shall have no discretion to increase the amount of a Section 162(m) Employee's bonus.

     (f) The Plan Committee shall have the discretion to apply or not apply the foregoing provisions to bonuses payable to Non-Section 162(m) Employees.

     (g) The payment of a bonus to a Participant with respect to a bonus period shall be conditioned upon the Participant's employment by the Company on the last day of the performance period; provided, however, that the Plan Committee may make exceptions to this requirement, in its sole discretion, in the case of a Participant's retirement, death or disability.

     (h) Notwithstanding any provision contained in this Plan to the contrary, the maximum bonus award payable to any Participant for any bonus period shall be equal to the lesser of 250% of the Participant's base salary with respect to such bonus period or $1,250,000.

5. AMENDMENT AND TERMINATION

     PGA reserves the right to amend or terminate this Plan at any time in its sole discretion. Any amendments to the Plan shall require stockholder approval only to the extent required by applicable laws, regulations or stock exchange requirements.

                                                                      APPENDIX A

                                REVOCABLE PROXY

                        PERSONNEL GROUP OF AMERICA, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 20, 1999
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
    The undersigned hereby appoints Edward P. Drudge, Jr., James C. Hunt and Ken
R. Bramlett, Jr. as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Personnel Group of America, Inc. (the "Company") held of record by the undersigned on March 26, 1999, at the annual meeting of shareholders to be held on May 20, 1999 or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH DIRECTOR NOMINEE NAMED HEREIN AND EACH PROPOSAL, AND THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES NAMED HEREIN AND FOR EACH PROPOSAL UNLESS THE SHAREHOLDER DIRECTS OTHERWISE, IN WHICH CASE IT WILL BE VOTED AS DIRECTED.

1.  ELECTION OF TWO DIRECTORS

[ ] FOR all nominees listed below           [ ] WITHHOLD AUTHORITY to vote for
                                               all nominees listed below.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A
              LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

                      James C. Hunt; Ken R. Bramlett, Jr.

2. Proposal to approve the Amended and Restated Management Incentive Compensation Plan

         FOR  [ ]               AGAINST  [ ]               ABSTAIN  [ ]

3.  Proposal to approve the continuation of the 1995 Equity Participation Plan

         FOR  [ ]               AGAINST  [ ]               ABSTAIN  [ ]

                      Proposals Continued On Reverse Side

      Please sign and date on the reverse side and return in the enclosed postage-prepaid envelope.

4. Proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company's independent public accountants

    FOR  [ ]               AGAINST  [ ]               ABSTAIN  [ ]

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

    The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated April 14, 1999, and revokes all proxies heretofore given by the undersigned.

      PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

    Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a Partnership please sign in partnership name by authorized person.

                                                  Dated:                  , 1999
                                                  -----------------------

                                                  ------------------------------
                                                  Signature

                                                  ------------------------------
                                                  Signature if held jointly

                                                                     APPENDIX B

                       THE 1995 EQUITY PARTICIPATION PLAN
                                       OF
                        PERSONNEL GROUP OF AMERICA, INC.


         Personnel Group of America, Inc., a Delaware corporation, has adopted The 1995 Equity Participation Plan of Personnel Group of America, Inc. (the "Plan"), effective September 21, 1995, for the benefit of its eligible employees, consultants and directors. The Plan consists of two plans, one for the benefit of key Employees (as such term is defined below) and consultants and one for the benefit of Independent Directors (as such term is defined below).

         The purposes of this Plan are as follows:

         (1) To provide an additional incentive for directors, key Employees and consultants to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

         (2) To enable the Company to obtain and retain the services of directors, key Employees and consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

                                   ARTICLE I

                                  DEFINITIONS

         1.1 General. Wherever the following terms are used in this Plan they shall have the meaning specified below, unless the context clearly indicates otherwise.

         1.2 Award Limit. "Award Limit" shall mean two hundred thousand (200,000) shares of Common Stock.

         1.3 Board. "Board" shall mean the Board of Directors of the Company.

         1.4 Code. "Code" shall mean the Internal Revenue Code of 1986, as amended.

         1.5 Committee. "Committee" shall mean the Compensation Committee of the Board, or a subcommittee of the Board, appointed as provided in Section 9.1.

         1.6 Common Stock. "Common Stock" shall mean the common stock of the Company, par value $.01 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding, any warrants, options or other rights to purchase Common Stock. Debt securities of the Company convertible into Common Stock shall be deemed equity securities of the Company.

         1.7 Company. "Company" shall mean Personnel Group of America, Inc., a Delaware corporation.

         1.8 Deferred Stock. "Deferred Stock" shall mean Common Stock awarded under Article VII of this Plan.

         1.9 Director. "Director" shall mean a member of the Board.

         1.10 Dividend Equivalent. "Dividend Equivalent" shall mean a right to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock, awarded under Article VII of this Plan.

         1.11 Employee. "Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

         1.12 Exchange Act. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         1.13 Fair Market Value. "Fair Market Value" of a share of Common Stock as of a given date shall be (i) the mean between the highest and lowest selling price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any, on such date, or if shares were not traded on such date, then on the closest preceding date on which a trade occurred, or (ii) if Common Stock is not traded on an exchange, the mean between the closing representative bid and asked prices for the Common Stock on such date as reported by NASDAQ or, if NASDAQ is not then in existence, by its successor quotation system; or (iii) if Common Stock is not publicly traded, the Fair Market Value of a share of Common Stock as established by the Committee (or the Board, in the case of Options granted to Independent Directors) acting in good faith.

         1.14 Grantee. "Grantee" shall mean an Employee or consultant granted a Performance Award, Dividend Equivalent, Stock Payment or Stock Appreciation Right, or an award of Deferred Stock, under this Plan.

         1.15 Incentive Stock Option. "Incentive Stock Option" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

         1.16 Independent Director. "Independent Director" shall mean a member of the Board who is not an Employee of the Company.

         1.17 Non-Qualified Stock Option. "Non-Qualified Stock Option" shall mean an Option which is not designated as an Incentive Stock Option by the Committee.

         1.18 Option. "Option" shall mean a stock option granted under Article III of this Plan. An Option granted under this Plan shall, as determined by the Committee, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Independent Directors and consultants shall be Non-Qualified Stock Options.

         1.19 Optionee. "Optionee" shall mean an Employee, consultant or Independent Director granted an Option under this Plan.

         1.20 Performance Award. "Performance Award" shall mean a cash bonus, stock bonus or other performance or incentive award that is paid in cash, Common Stock or a combination of both, awarded under Article VII of this Plan.

         1.21 Plan. "Plan" shall mean The 1995 Equity Participation Plan of Personnel Group of America, Inc.

         1.22 Restricted Stock. "Restricted Stock" shall mean Common Stock awarded under Article VI of this Plan.

         1.23 Restricted Stockholder. "Restricted Stockholder" shall mean an Employee or consultant granted an award of Restricted Stock under Article VI of this Plan.

         1.24 Rule 16b-3. "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

         1.25 Stock Appreciation Right. "Stock Appreciation Right" shall mean a stock appreciation right granted under Article VIII of this Plan.

         1.26 Stock Payment. "Stock Payment" shall mean (i) a payment in the form of shares of Common Stock, or (ii) an option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses and commissions, that would otherwise become payable to a key Employee or consultant in cash, awarded under Article VII of this Plan.

         1.27 Subsidiary. "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         1.28 Termination of Consultancy. "Termination of Consultancy" shall mean the time when the engagement of Optionee, Grantee or Restricted Stockholder as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including without limitation, resignation, discharge, death or retirement; but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

         1.29 Termination of Directorship. "Termination of Directorship" shall mean the time when an Optionee who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship.

         1.30 Termination of Employment. "Termination of Employment" shall mean the time when the employee-employer relationship between the Optionee, Grantee or Restricted Stockholder and the Company or any Subsidiary is terminated for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (i) terminations where there is a simultaneous reemployment, continuing employment of an Optionee, Grantee or Restricted Stockholder by the Company or any Subsidiary, (ii) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship, and (iii) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, with respect to Incentive Stock Options, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of
Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate an Employee's employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

                                   ARTICLE II

                             SHARES SUBJECT TO PLAN

         2.1 Shares Subject to Plan.

         (a) The shares of stock subject to Options, awards of Restricted Stock, Performance Awards, Dividend Equivalents, awards of Deferred Stock, Stock Payments or Stock Appreciation Rights shall be Common Stock, initially shares of the Company's Common Stock, par value $.01 per share. The aggregate number of such shares which may be issued upon exercise of such options or rights upon any such awards under the Plan shall not exceed 15% of the then issued and outstanding Common Stock of the Company, and the number of shares reserved for issuance under the Plan shall automatically be adjusted from time to time to an amount equal to 15% of the Common Stock then issued and outstanding. The shares of Common Stock issuable upon exercise of such options or rights or upon any such awards may be either previously authorized but unissued shares or treasury shares.

         (b) The maximum number of shares which may be subject to Options or Stock Appreciation Rights granted under the Plan to any individual in any calendar year shall not exceed the Award Limit. To the extent required by
Section 162(m) of the Code, shares subject to Options which are cancelled continue to be counted against the Award Limit and if, after grant of an Option, the price of shares subject to such Option is reduced, the transaction is treated as a cancellation of the Option and a grant of a new Option and both the Option deemed to be cancelled and the Option deemed to be granted are counted against the Award Limit. Furthermore, to the extent required by Section 162(m) of the Code, if, after grant of a Stock Appreciation Right, the base amount on which stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Company's Common Stock, the transaction is treated as a cancellation of the Stock Appreciation Right and a grant of a new Stock Appreciation Right and both the Stock Appreciation Right deemed to be cancelled and the Stock Appreciation Reheat deemed to be granted are counted against the Award Limit.

         2.2 Unexercised Options and Other Rights. If any Option, or other right to acquire shares of Common Stock under any other award under this Plan, expires or is cancelled without having been fully exercised, the number of shares subject to such Option or other right but as to which such Option or other right was not exercised prior to its expiration or cancellation may again be optioned, granted or awarded hereunder, subject to the limitations of
Section 2.1. Shares of Common Stock which are withheld by the Company upon the exercise of any Option or other award under this Plan in payment of the exercise price thereof may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1.

                                  ARTICLE III

                              GRANTING OF OPTIONS

         3.1 Eligibility. Subject to the Award Limit, any Employee or consultant selected by the Committee pursuant to Section 3.4(a)(i) shall be eligible to be granted an Option. Each Independent Director of the Company shall be eligible to be granted Options at the times and in the manner set forth in Section 3.4(d).

         3.2 Disqualification for Stock Ownership. No person may be granted an Incentive Stock Option under this Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

         3.3 Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted unless such Option, when granted, qualifies as an "incentive stock option" under Section 422 of the Code. No Incentive Stock Option shall be granted to any person who is not an Employee.

         3.4 Granting of Options.

         (a) The Committee shall from time to time, in its absolute discretion, and subject to the applicable limitations of this Plan:

                  (i) Determine which Employees are key Employees and select from among the key Employees or consultants (including Employees or consultants who have previously received Options or other awards under this Plan) such of them as in its opinion should be granted Options;

                  (ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected key Employees or consultants;

                  (iii) Determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in
         Section 162(m)(4)(C) of the Code; and

                  (iv) Determine the terms and conditions of such Options, consistent with this Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

         (b) Upon the selection of a key Employee or consultant to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Employee or consultant that the Employee or consultant surrender for cancellation some or all of the unexercised Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments or other rights which have been previously granted to him under this Plan or otherwise. An Option, the grant of which is conditioned upon such surrender, may have an option price lower (or higher) than the exercise price of such surrendered Option or other award, may cover the same (or a lesser or greater) number of shares as such surrendered Option or other award, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option or other award.

         (c) Any Incentive Stock Option granted under this Plan may be modified by the Committee to disqualify such option from treatment as an "incentive stock option" under Section 422 of the Code.

         (d) During the term of the Plan, each person who is an Independent Director as of the date of the consummation of the initial public offering of Common Stock automatically shall be granted (i) an option to purchase six thousand two hundred fifty (6,250) shares of Common Stock (subject to adjustment as provided in Section 10.3) on the date of such initial public offering, (ii) an option to purchase three thousand one hundred twenty-five (3,125) shares of Common Stock (subject to adjustment as provided in Section 10.3) on the date of each of the first and second annual meetings of stockholders after such initial public offering at which the Independent Director is reelected to the Board, and

(iii) an option to purchase one thousand five hundred (1,500) shares of Common Stock (subject to adjustment as provided in Section 10.3) on the date of each annual meeting of stockholders after the second annual meeting after such initial public offering at which the Independent Director is reelected to the Board. During the term of the Plan after the consummation of the initial public offering of Common Stock, a person who is initially elected to the Board and is then an Independent Director automatically shall be granted (i) an option to purchase six thousand two hundred fifty (6,250) shares of Common Stock (subject to adjustment as provided in Section 10.3) on the date of such initial election, (ii) an option to purchase three thousand one hundred twenty-five (3,125) shares of Common Stock (subject to adjustment as provided in Section 10.3) on the date of each of the first and second annual meetings of stockholders after such initial election at which the Independent Director is reelected to the Board, and (iii) an option to purchase one thousand five hundred (1,500) shares of Common Stock (subject to adjustment as provided in Section 10.3) on the date of each annual meeting of stockholders after the second annual meeting after such initial election at which the Independent Director is reelected to the Board. Members of the Board who are employees of the Company who subsequently retire from the Company and remain on the Board will not receive an initial Option grant pursuant to clause (i) of the preceding sentence, but to the extent that they are otherwise eligible, will receive, after retirement from the Company, Options as described in the clauses
(ii) and (iii) of the preceding sentence. All the foregoing Option grants authorized by this Section 3.4(d) are subject to stockholder approval of the Plan.

                                   ARTICLE IV

                                TERMS OF OPTIONS

         4.1 Option Agreement. Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee (or the Board, in the case of Options granted to Independent Directors) shall determine, consistent with this Plan. Stock Option Agreements evidencing Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

         4.2 Option Price. The price per share of the shares subject to each Option shall be set by the Committee; provided, however, that (i) such price shall be no less than the par value of a share of Common Stock, (ii) in the case of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall be no less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted, (iii) in the case of Options granted to Independent Directors, such price shall be equal to 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted, except with respect to the Options granted to Independent Directors pursuant to Section 3.4(d) upon the consummation of the initial public offering of Common Stock, in which case such price shall be equal to the public offering price, and (iv) in the case of Incentive Stock Options such price shall not be less than the greater of: (a) 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted, or (b) 110% of the fair market value of a share of Common Stock on the date such Option is granted in the case of an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary.

         4.3 Option Term. The term of an Option (other than an Option granted to an Independent Director) shall be set by the Committee in its discretion; provided, however, that, in the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted, or five (5) years from such date if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary. The term of an Option granted to an Independent Director shall be ten (10) years from the date the Option is granted, provided, however, that the Option shall expire ninety (90) days after the Independent Director ceases to serve as a Director, except upon the Independent Director's retirement in accordance with the Company's retirement policy applicable to Directors. Subject to the foregoing provisions and except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Consultancy of the Optionee, or amend any other term or condition of such Option relating to such a termination.

         4.4 Option Vesting.

         (a) The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that no Option granted to a person subject to Section 16 of the Exchange Act shall be exercisable until at least six months have elapsed from (but excluding) the date on which the Option was granted. At any time after grant of an Option, the Committee may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option vests. Notwithstanding the foregoing, all Options granted to Independent Directors shall be exercisable immediately on the date of grant, without variation.

         (b) No portion of an Option which is unexercisable at Termination of Employment, Termination of Directorship or Termination of a Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee with respect to Options granted to Employees or consultants, either in the Stock Option Agreement or in a resolution adopted following the grant of the Option.

         (c) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any Subsidiary) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 4.4(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

         4.5 Consideration. In consideration of the granting of an Option, the Optionee shall agree, in the written Stock Option Agreement, to remain in the employ of (or to consult for or to serve as an Independent Director of, as applicable) the Company or any Subsidiary for a period of at least one year after the Option is granted (or until the next annual meeting of stockholders of the Company, in the case of an Independent Director). Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary, or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without good cause.

                                   ARTICLE V

                              EXERCISE OF OPTIONS

         5.1 Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee (or the Board, in the case of Options granted to Independent Directors) may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

         5.2 Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office:

         (a) A written notice complying with the applicable rules established by the Committee or the Board stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion;

         (b) Such representations and documents as the Committee or the Board, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee or Board may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

         (c) In the event that the Option shall be exercised pursuant to
Section 10.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option; and

         (d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, at the discretion of the Committee (or the Board, in the case of Options granted to Independent Directors), the terms of the Option may (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionee, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) subject to the timing requirements of Section 5.3, allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee or the Board, or (vi) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii), (iii), (iv) and (v). In the case of a promissory note, the Committee or the Board may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

         5.3 Certain Timing Requirements. At the discretion of the Committee (or Board, in the case of Options granted to Independent Directors), shares of Common Stock issuable to the Optionee upon exercise of the Option may be used to satisfy the Option exercise price or the tax withholding consequences of such exercise, in the case of persons subject to Section 16 of the Exchange Act, only (i) during the period beginning on the third business day following the date of release of the quarterly or annual summary statement of sales and earnings of the Company and ending on the twelfth business day following such date or (ii) pursuant to an irrevocable written election by the Optionee to use shares of Common Stock issuable to the Optionee upon exercise of the Option to pay all or part of the Option price or the withholding taxes made at least six months prior to the payment of such Option price or withholding taxes.

         5.4 Conditions to Issuance of Stock Certificates. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

         (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

         (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee or Board shall, in its absolute discretion, deem necessary or advisable;

         (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee or Board shall, in its absolute discretion, determine to be necessary or advisable;

         (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee or Board may establish from time to time for reasons of administrative convenience; and

         (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax.

         5.5 Rights as Stockholders. The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

         5.6 Ownership and Transfer Restrictions. The Committee (or Board, in the case of Options granted to Independent Directors), in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of granting such Option to such Employee or (ii) one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

                                   ARTICLE VI

                           AWARD OF RESTRICTED STOCK

         6.1 Award of Restricted Stock.

         (a) The Committee shall from time to time, in its absolute discretion:

                  (i) Select from among the key Employees or consultants (including Employees or consultants who have previously received other awards under this Plan) such of them as in its opinion should be awarded Restricted Stock; and

                  (ii) Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with this Plan.

         (b) The Committee shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price shall be no less than the par value of the Common Stock to be purchased. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

         (c) Upon the selection of a key Employee or consultant to be awarded Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

         6.2 Restricted Stock Agreement. Restricted Stock shall be issued only pursuant to a written Restricted Stock Agreement, which shall be executed by the selected key Employee or consultant and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

         6.3 Consideration. As consideration for the issuance of Restricted Stock, in addition to payment of any purchase price, the Restricted Stockholder shall agree, in the written Restricted Stock Agreement, to remain in the employ of, or to consult for, the Company or any Subsidiary for a period of at least one year after the Restricted Stock is issued. Nothing in this Plan or in any Restricted Stock Agreement hereunder shall confer on any Restricted Stockholder any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Restricted Stockholder at any time for any reason whatsoever, with or without good cause.

         6.4 Rights as Stockholders. Upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 6.7, the Restricted Stockholder shall have, unless otherwise provided by the Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in his Restricted Stock Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Committee, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in
Section 6.5.

         6.5 Restriction. All shares of Restricted Stock issued under this Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Restricted Stock Agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; provided, however, that no share of Restricted Stock granted to a person subject to Section 16 of the Exchange Act shall be sold, assigned or otherwise transferred until at least six months have elapsed from (but excluding) the date on which the Restricted Stock was issued, and provided, further, that by a resolution adopted after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Restricted Stock Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. Unless provided otherwise by the Committee, if no consideration was paid by the Restricted Stockholder upon issuance, a Restricted Stockholder's rights in unvested Restricted Stock shall lapse upon Termination of Employment or, if applicable, upon the termination of his consulting relationship with the Company.

         6.6 Repurchase of Restricted Stock. The Committee shall provide in the terms of each individual Restricted Stock Agreement that the Company shall have the right to repurchase from the Restricted Stockholder the Restricted Stock then subject to restrictions under the Restricted Stock Agreement immediately upon a Termination of Employment or, if applicable, upon a termination of any consulting relationship between the Restricted Stockholder and the Company, at a cash price per share equal to the price paid by the Restricted Stockholder for such Restricted Stock; provided, however, that provision may be made that no such right of repurchase shall exist in the event of a Termination of Employment or Termination of Consultancy without cause, or following a change in control of the Company or because of the Restricted Stockholder's retirement, death or disability, or otherwise.

         6.7 Escrow. The Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Restricted Stock Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

         6.8 Legend. In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Restricted Stock Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

                                  ARTICLE VII

                   PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS,
                         DEFERRED STOCK, STOCK PAYMENTS

         7.1 Performance Awards. Any key Employee or consultant selected by the Committee may be granted one or more Performance Awards. The value of such Performance Awards may be linked to the market value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee, or may be based upon the appreciation in the market value, book value, net profits or other measure of the value of a specified number of shares of Common Stock over a fixed period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular key Employee or consultant.

         7.2 Dividend Equivalents. Any key Employee or consultant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date an Option, Stock Appreciation Right, Deferred Stock or Performance Award is granted, and the date such Option, Stock Appreciation Right, Deferred Stock or Performance Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

         7.3 Stock Payments. Any key Employee or consultant selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee. The number of shares shall be determined by the Committee and may be based upon the Fair Market Value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined appropriate by the Committee on the date such Stock Payment is made or on any date thereafter.

         7.4 Deferred Stock. Any key Employee or consultant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the market value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Common Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Grantee of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the award has vested and the Common Stock underlying, the award has been issued.

         7.5 Performance Award Agreement, Dividend Equivalent Agreement, Deferred Stock Agreement, Stock Payment Agreement. Each Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment shall be evidenced by a written agreement, which shall be executed by the Grantee and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

         7.6 Term. The term of a Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment shall be set by the Committee in its discretion.

         7.7 Exercise Upon Termination of Employment. A Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment is exercisable only while the Grantee is an Employee or consultant; provided that the Committee may determine that the Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment may be exercised subsequent to Termination of Employment or Termination of Consultancy without cause, or following a change in control of the Company, or because of the Grantee's retirement, death or disability, or otherwise.

         7.8 Payment on Exercise. Payment of the amount determined under
Section 7.1 or 7.2 above shall be in cash, in Common Stock or a combination of both, as determined by the Committee. To the extent any payment under this
Article VII is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Section 5.4.

         7.9 Consideration. In consideration of the granting of a Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment, the Grantee shall agree, in a written agreement, to remain in the employ of, or to consult for, the Company or any Subsidiary for a period of at least one year after such Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment is granted. Nothing in this Plan or in any agreement hereunder shall confer on any Grantee any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Grantee at any time for any reason whatsoever, with or without good cause.

                                  ARTICLE VIII

                           STOCK APPRECIATION RIGHTS

         8.1 Grant of Stock Appreciation Rights. Subject to the Award Limit, a Stock Appreciation Right may be granted to any key Employee or consultant selected by the Committee. A Stock Appreciation Right may be granted (i) in connection and simultaneously with the grant of an Option, (ii) with respect to a previously granted Option, or (iii) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with this Plan as the Committee shall impose, and shall be evidenced by a written Stock Appreciation Right Agreement, which shall be executed by the Grantee and an authorized officer of the Company. The Committee, in its discretion, may determine whether a Stock Appreciation Right is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code and Stock Appreciation Right Agreements evidencing Stock Appreciation Rights intended to so qualify shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Without limiting the generality of the foregoing, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition of the grant of a Stock Appreciation Right to an Employee or consultant that the Employee or consultant surrender for cancellation some or all of the unexercised Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments, or other rights which have been previously granted to him under this Plan or otherwise. A Stock Appreciation Right, the grant of which is conditioned upon such surrender, may have an exercise price lower (or higher) than the exercise price of the surrendered Option or other award, may cover the same (or a lesser or greater) number of shares as such surrendered Option or other award, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option or other award.

         8.2 Coupled Stock Appreciation Rights.

         (a) A Coupled Stock Appreciation Right ("CSAR") shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

         (b) A CSAR may be granted to the Grantee for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

         (c) A CSAR shall entitle the Grantee (or other person entitled to exercise the Option pursuant to this Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Committee may impose.

         8.3 Independent Stock Appreciation Rights.

         (a) An Independent Stock Appreciation Right ("ISAR") shall be unrelated to any Option and shall have a term set by the Committee. An ISAR shall be exercisable in such installments as the Committee may determine. An ISAR shall cover such number of shares of Common Stock as the Committee may determine; provided, however, that no ISAR granted to a person subject to
Section 16 of the Exchange Act shall be exercisable until at least six months have elapsed from (but excluding) the date on which the Option was granted. The exercise price per share of Common Stock subject to each ISAR shall be set by the Committee. An ISAR is exercisable only while the Grantee is an Employee or consultant; provided that the Committee may determine that the ISAR may be exercised subsequent to Termination of Employment or Termination of Consultancy without cause, or following a change in control of the Company, or because of the Grantee's retirement, death or disability, or otherwise.

         (b) An ISAR shall entitle the Grantee (or other person entitled to exercise the ISAR pursuant to this Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by the number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Committee may impose.

         8.4 Payment and Limitations on Exercise.

         (a) Payment of the amount determined under Section 8.2(c) and 8.3(b) above shall be in cash, in Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee. To the extent such payment is effected in Common Stock it shall be made subject to satisfaction of all provisions of
Section 5.4 hereinabove pertaining to Options.

         (b) Grantees of Stock Appreciation Rights who are subject to Section 16 of the Exchange Act may, in the discretion of the Board or Committee, be required to comply with any timing, or other restrictions under Rule 16b-3 applicable to the settlement or exercise of a Stock Appreciation Right.

         8.5 Consideration. In consideration of the granting of a Stock Appreciation Right, the Grantee shall agree, in the written Stock Appreciation Right Agreement, to remain in the employ of, or to consult for, the Company or any Subsidiary for a period of at least one year after the Stock Appreciation Right is granted. Nothing in this Plan or in any Stock Appreciation Right Agreement hereunder shall confer on any Grantee any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Grantee at any time for any reason whatsoever, with or without good cause.

                                   ARTICLE IX

                                 ADMINISTRATION

         9.1 Compensation Committee. The Compensation Committee (or a subcommittee of the Board assuming the functions of the Committee under this
Plan) shall consist of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a "disinterested person" as defined by Rule 16b-3 and an "outside director" for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

         9.2 Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan and the agreements pursuant to which Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments are granted or awarded, and to adopt such rules for the administration, interpretation, and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options granted to Independent Directors. Any such grant or award under this Plan need not be the same with respect to each Optionee, Grantee or Restricted Stockholder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

         9.3 Majority Rule. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

         9.4 Compensation; Professional Assistance; Good Faith Actions. Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Optionees, Grantees, Restricted Stockholders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan, Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments, and all members of the Committee shall be fully protected by the Company in respect of any such action, determination or interpretation.

                                   ARTICLE X

                            MISCELLANEOUS PROVISIONS

         10.1 Not Transferable. Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments under this Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution, unless and until such rights or awards have been exercised, or the shares underlying such rights or awards have been issued, and all restrictions applicable to such shares have lapsed. No Option, Restricted Stock award, Deferred Stock award, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment or interest or right therein shall be liable for the debts, contracts or engagements of the Optionee, Grantee or Restricted Stockholder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect.

         During the lifetime of the Optionee or Grantee, only he may exercise an Option or other right or award (or any portion thereof) granted to him under the Plan. After the death of the Optionee or Grantee, any exercisable portion of an Option or other right or award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement or other agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's or Grantee's will or under the then applicable laws of descent and distribution.

         10.2 Amendment, Suspension or Termination of this Plan. This Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee. However, without approval of the Company's stockholders given within twelve months before or after the action by the

Committee, no action of the Committee may, except as provided in Section 10.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under this Plan or modify the Award Limit, and no action of the Committee may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule. Notwithstanding the foregoing, the provisions of this Plan relating to formula Option grants to Independent Directors, including the amount, price and timing thereof, shall not be amended more than once in any six-month period other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the respective rules thereunder, No amendment, suspension or termination of this Plan shall, without the consent of the holder of Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments, alter or impair any rights or obligations under any Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments theretofore granted or awarded, unless the award itself otherwise expressly so provides. No Options, Restricted Stock, Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments may be granted or awarded during any period of suspension or after termination of this Plan, and in no event may any Incentive Stock Option be granted under this Plan after the first to occur of the following events:

         (a) The expiration of ten years from the date the Plan is adopted by the Board; or

         (b) The expiration of ten years from the date the Plan is approved by the Company's stockholders under Section 10.5.

         10.3 Changes in Common Stock or Assets of the Company. In the event that the outstanding shares of Common Stock are hereafter changed into or exchanged for cash or a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock splitup, stock dividend, or combination of shares, appropriate adjustments shall be made by the Committee in the number and kind of shares for which Options, Restricted Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents, Deferred Stock awards or Stock Payments may be granted, including adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and of the Award limit described in Section 1.2, and appropriate adjustments shall be made by the Board in the number and kind of shares for the purchase of which Options are granted to Independent Directors under Section 3.4(d).

         In the event of such a change or exchange, subject to the other provisions of this Plan, the Committee (or the Board, in the case of Options granted to Independent Directors) shall also make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments, or portions thereof then unexercised, shall be exercisable and in the number and kind of shares of outstanding Restricted Stock or Deferred Stock. Such adjustment shall be made with the intent that after the change or exchange of shares, each Optionee's and each Grantee's and each Restricted Stockholder's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment may include a necessary or appropriate corresponding adjustment in Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment exercise price, but shall be made without change in the total price applicable to the Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment, or the unexercised portion thereof (except for any change in the aggregate price resulting from rounding-off of share quantities or prices).

         Where an adjustment of the type described above is made to an Incentive Stock Option under this Section, the adjustment will be made in a manner which will not be considered a "modification" under the provisions of subsection 424(h)(3) of the Code.

         In the event of a "spin-off" or other substantial distribution of assets of the Company which has a material diminutive effect upon the Fair Market Value of the Company's Common Stock, the Committee (or the Board, in the case of Options granted to Independent Directors) shall make an appropriate and equitable adjustment to the Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment exercise price to reflect such diminution.

         10.4 Merger of the Company. In the event of the merger or consolidation of the Company with or into another corporation, the exchange of all or substantially all of the assets of the Company for the securities of another corporation, the acquisition by another corporation or person of all or substantially all of the Company's assets or 80% or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company:

         (a) At the discretion of the Committee (or the Board, in the case of Options granted to Independent Directors), the terms of an Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment may provide that it cannot be exercised after such event.

         (b) In its discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide either by the terms of such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment or by a resolution adopted prior to the occurrence of such event that, for a specified period of time prior to such event, such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in this Plan or in the provisions of such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment.

         (c) In its discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide either by the terms of such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment or by a resolution adopted prior to the occurrence of such event that upon such event, such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment shall be assumed by the successor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices.

         (d) In its discretion, and on such terms and conditions as it deems appropriate, the Committee may provide either by the terms of a Restricted Stock award or Deferred Stock award or by a resolution adopted prior to the occurrence of such event that, for a specified period of time prior to such event, the restrictions imposed under a Restricted Stock Agreement or a Deferred Stock Agreement upon some or all shares of Restricted Stock or Deferred Stock may be terminated, and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase under
Section 6.6 after such event.

         (e) None of the foregoing discretionary terms of this Section 10.4 shall be permitted with respect to Options granted under Section 3.4(d) to Independent Directors to the extent that such discretion would be inconsistent with the requirements of Rule 16b-3.

         10.5 Approval of Plan by Stockholders. This Plan will be submitted for the approval of the Company's stockholders within twelve months after the date of the Board's initial adoption of this Plan. Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments may be granted and Restricted Stock or Deferred Stock may be awarded prior to such Stockholder approval, provided that such Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments shall not be exercisable and such Restricted Stock or Deferred Stock shall not vest prior to the time when this Plan is approved by the stockholders, and provided further that if such

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

approval has not been obtained at the end of said twelve-month period, all Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments previously granted and all Restricted Stock or Deferred Stock previously awarded under this Plan shall thereupon be cancelled and become null and void.

         10.6 Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Optionee, Grantee or Restricted Stockholder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting or exercise of any Option, Restricted Stock, Deferred Stock, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment. Subject to the timing requirements of Section 5.3, the Committee (or the Board, in the case of Options granted to Independent Directors) may in its discretion and in satisfaction of the foregoing requirement allow such Optionee, Grantee or Restricted Stockholder to elect to have the Company withhold shares of Common Stock (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

         10.7 Loans. The Committee may, in its discretion, extend one or more loans to key Employees in connection with the exercise or receipt of an Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment granted under this Plan, or the issuance of Restricted Stock or Deferred Stock awarded under this Plan. The terms and conditions of any such loan shall be set by the Committee.

         10.8 Limitations Applicable to Section 16 Persons and Performance-Based Compensation. Notwithstanding any other provision of this Plan, any Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment granted, or Restricted Stock or Deferred Stock awarded, to a key Employee or Director who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule, and this Plan shall be deemed amended to the extent necessary to conform to such limitations. Furthermore, notwithstanding any other provision of this Plan, any Option or Stock Appreciation Right intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.


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

         10.9 Effect of Plan Upon Options and Compensation Plans. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for Employees, Directors or consultants of the Company or any Subsidiary or (ii) to grant or assume options or other rights otherwise than under this Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, firm or association.

         10.10 Compliance with Laws. This Plan, the granting and vesting of Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments under this Plan and the issuance and delivery of shares of Common Stock and the payment of money under this Plan or under Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments granted or Restricted Stock or Deferred Stock awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan, Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

         10.11 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

         10.12 Governing Law. This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

                                     * * *


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

         I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Personnel Group of America, Inc. on September 21, 1995.

         Executed on this 9th day of November, 1995.


                                               /s/ Rosemary Payne-Harris
                                               ---------------------------------
                                               Secretary



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